UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

POSITIVEID CORPORATION

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

William J. Caragol

President and Chief Financial Officer

October 22, 2010

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of PositiveID Corporation, or the Company, which will be held on Friday, December 3, 2010, at 9:00 a.m., Eastern Standard Time, at our principal executive offices located at 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445.

The enclosed notice of meeting identifies each business proposal for your action. These proposals and the vote the Board of Directors recommends are:

Proposal		Recommended Vote

1.	Election of six directors to hold office until the 2011 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;	FOR

2.	Ratification of the appointment of Eisner LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010;	FOR

3.

Approval of an amendment to and restatement of the PositiveID Corporation 2009 Stock Incentive Plan to increase the number of authorized shares of common stock issuable under the plan from 5,000,000 to 8,000,000 shares; and

FOR

4.	To transact such other business as may properly come before the meeting or at any adjournment thereof.	FOR

A Notice of Annual Meeting, a form of proxy, and a Proxy Statement containing information about the matters to be acted on at the Annual Meeting are enclosed.

If you plan to attend the meeting, please mark the appropriate box on your proxy card to help the Company plan for the meeting. You will need an admission card to attend the meeting. If your shares are registered in your name, you are a stockholder of record. Your admission card is attached to your proxy card, and you will need to bring it with you to the meeting. If your shares are in the name of your broker or bank, your shares are held in street name. Ask your broker or bank for an admission card in the form of a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your brokerage statement with you to the meeting so that the Company can verify your ownership of the Company’s stock on the record date and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.

Your vote is important regardless of the number of shares you own. The Company encourages you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All stockholders can vote by written proxy card. Many stockholders also can vote by proxy via a touch-tone telephone from the U.S. and Canada, using the toll-free number on your proxy card or via the Internet using the instructions on your proxy card. In addition, stockholders may vote in person at the meeting as described above.

Sincerely,

WILLIAM J. CARAGOL

President and Chief Financial Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FRIDAY, DECEMBER 3, 2010

TO THE STOCKHOLDERS OF POSITIVEID CORPORATION:

The 2010 Annual Meeting of Stockholders of PositiveID Corporation, a Delaware corporation, or the Company, whose headquarters are located in Delray Beach, Florida, will be held at our principal executive offices located at 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445, on Friday, December 3, 2010, at 9:00 a.m., Eastern Standard Time, for the following purposes:

1.   To elect six directors to hold office until the 2010 Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

2.   To ratify the appointment of Eisner LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2010;

3.   To approve an amendment to and restatement of the PositiveID Corporation 2009 Stock Incentive Plan to increase the number of authorized shares of common stock issuable under the plan from 5,000,000 to 8,000,000 shares; and

4.   To transact such other business as may properly come before the meeting and at any adjournment thereof.

The Board of Directors has fixed the close of business on October 21, 2010 as the record date for the determination of stockholders entitled to receive notice of the meeting and vote, or exercise voting rights through a voting trust, as the case may be, at the meeting and any adjournments or postponements of the meeting. The Company will make available a list of holders of record of the Company’s common stock as of the close of business on October 21, 2010 for inspection during normal business hours at the offices of the Company, 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445 for ten business days prior to the meeting. This list will also be available at the meeting.

By Order of the Board of Directors

WILLIAM J. CARAGOL

President and Chief Financial Officer

Delray Beach, Florida

October 22, 2010

EACH STOCKHOLDER IS URGED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD, USING THE TELEPHONE VOTING SYSTEM, OR ACCESSING THE WORLD WIDE WEB SITE INDICATED ON YOUR PROXY CARD TO VOTE VIA THE INTERNET. IF A STOCKHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be Held on December 3, 2010

The proxy statement, proxy card and annual report to stockholders are available at: www.positiveidcorp.com

PositiveID Corporation

1690 South Congress Avenue, Suite 200

Delray Beach, Florida 33445

PROXY STATEMENT

FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON DECEMBER 3, 2010

The Board of Directors of PositiveID Corporation, a Delaware corporation, or the Company, whose principal executive office is located at 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445, furnishes you with this Proxy Statement to solicit proxies on its behalf to be voted at our 2010 Annual Meeting of Stockholders, or the Annual Meeting. The Annual Meeting will be held at our principal executive offices, on Friday, December 3, 2010, at 9:00 a.m., Eastern Standard Time, subject to adjournment or postponement thereof. The proxies also may be voted at any adjournments or postponements of the Annual Meeting. This proxy statement and the accompanying form of proxy are first being mailed our stockholders on or about October 27, 2010.

Voting and Revocability of Proxies

All properly executed written proxies and all properly completed proxies voted by telephone or via the Internet and delivered pursuant to this solicitation (and not revoked later) will be voted at the Annual Meeting in accordance with the instructions of the stockholder. Below is a list of the different votes stockholders may cast at the Annual Meeting pursuant to this solicitation.

In voting on the election of six directors to serve until the 2010 Annual Meeting of Stockholders, stockholders may vote in one of the three following ways:

1.   in favor of the nominees,

2.   withhold votes as to all the nominees, or

3.   withhold votes as to a specific nominee.

In voting on the ratification of the appointment of Eisner LLP as our independent registered public accounting firm for the year ending December 31, 2010 and the approval of an amendment to and restatement of the PositiveID Corporation 2009 Stock Incentive Plan to increase the number of authorized shares of common stock issuable under the plan from 5,000,000 to 8,000,000 shares, stockholders may vote in one of the following ways:

1.   in favor of the proposal,

2.   against the proposal, or

3.   abstain from voting on the proposal.

Stockholders should specify their choice for each matter on the enclosed form of proxy. If no specific instructions are given, proxies which are signed and returned will be voted FOR the election of the directors as set forth herein, FOR the ratification of the appointment of Eisner LLP as our independent registered public accounting firm for the year ending December 31, 2010, and FOR the approval of an amendment to and restatement of the PositiveID Corporation 2009 Stock Incentive Plan to increase the number of authorized shares of common stock issuable under the plan from 5,000,000 to 8,000,000 shares.

In addition, if other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters. A stockholder submitting a proxy has the power to revoke it at any time prior to its exercise by submitting a later dated and properly executed proxy (including by means of a telephone or Internet vote), by voting in person at the Annual Meeting or by submitting a written notice, bearing a later date than the proxy, addressed to Secretary, PositiveID Corporation, 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445.

A quorum must be present at the Annual Meeting. According to our bylaws, the presence in person or by proxy of the holders of shares representing a majority of the voting power of all the outstanding shares of capital stock entitled to vote at the Annual Meeting will constitute a quorum. If you have returned valid proxy instructions or attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the Annual Meeting. Abstentions and “broker non-votes” (shares held by a broker, bank or other nominee that does not have authority, either express or discretionary, to vote on a particular matter) are counted for determining whether there is a quorum.

If a quorum is present at the Annual Meeting, the six nominees for director receiving the greatest number of votes (a plurality) will be elected. Abstentions and broker non-votes will not be considered in determining whether director nominees have received the requisite number of affirmative votes. For each of the remaining proposals, approval will require the affirmative votes of the holders of a majority of the votes cast at the Annual Meeting, in person or by proxy, and entitled to vote on the proposal. For each of these proposals, abstentions and broker non-votes will not count as votes cast for the proposals and accordingly will have no effect.

The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed by stockholders interested in voting via the telephone or the internet are set forth on the proxy card.

Record Date and Share Ownership

Under our bylaws, the record date can be no more than 60 and no less than 10 days before the Annual Meeting. Owners of record of our shares of common stock at the close of business on October 21, 2010, will be entitled to vote at the Annual Meeting or adjournments or postponements thereof. Each owner of record of our common stock on such date is entitled to one vote for each share of common stock so held.

As of the close of business on October 21, 2010, there were 30,269,405 shares of common stock outstanding entitled to vote at the Annual Meeting. A majority of the 30,269,405 shares must be present, in person or by proxy, to conduct business at the Annual Meeting.

For information regarding security ownership by management and by the beneficial owners of more than 5% of our common stock, see "Security Ownership of Certain Beneficial Owners and Management."

Expenses of Solicitation

We will bear the expense of solicitation of proxies. We have not retained a proxy solicitor to solicit proxies; however, we may choose to do so prior to the Annual Meeting. Proxies may also be solicited by certain of our directors, officers and other employees, without additional compensation, personally or by written communication, telephone or other electronic means. We are required to request brokers and nominees who hold stock in their name to furnish our proxy material to beneficial owners of the stock and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in so doing.

TABLE OF CONTENTS

		Page

1.	Election of Directors	1

	Corporate Governance, Board of Directors and Committees	3
	Executive Officers	7
	Security Ownership of Certain Beneficial Owners and Management	8
	Executive Compensation	10
	Certain Relationships and Related Party Transactions	17
	Audit Committee Report	23

2.	Ratification of the appointment of Eisner LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2010	24

3.	Approval of an amendment to and restatement of the PositiveID Corporation 2010 Stock Incentive Plan to increase the number of authorized shares of common stock issuable under the plan from 5,000,000 to 8,000,000 shares	25

	Other Matters	33

(Proposal 1)

ELECTION OF DIRECTORS

Proposal

Our Board of Directors currently consists of six directors, serving until the next Annual Meeting of Stockholders and until their successors are elected and qualified. Our current Board members and classifications are as follows:

Name	Positions with the Company
Scott R. Silverman	Executive Chairman of the Board and Chief Executive Officer
William J. Caragol	President, Chief Financial Officer and Director
Jeffrey S. Cobb	Director
Barry M. Edelstein	Director
Steven R. Foland	Director
Michael E. Krawitz	Director

The terms of these six directors will expire at the 2011 Annual Meeting of Stockholders.

The Board of Directors has recommended that all of the currently-serving directors be re-elected to serve until the 2011 Annual Meeting of Stockholders and until their successors are elected and qualified.

Scott R. Silverman, 46, has served as our chairman of our Board of Directors since November 12, 2008 and as our chief executive officer since August 27, 2009.  He previously served as our acting president from March 2007 through May 4, 2007, as our chief executive officer from December 5, 2006 through July 18, 2008, as chairman of our Board of Directors from March 2003 through July 18, 2008 and as a member of our Board of Directors from February 2002 through July 18, 2008. He also served as our chief executive officer from April 2003 to June 2004. He served as the chairman of the Board of Directors of Digital Angel Corporation, or Digital Angel, from March 2003 through July 3, 2007, and served as chief executive officer of Digital Angel from March 2003 to December 5, 2006, and as acting president of Digital Angel from April 2005 to December 5, 2006.  Mr. Silverman served as the chairman of Steel Vault Corporation, our now wholly-owned subsidiary, or Steel Vault, from January 2006 until November 11, 2009.  He has served as a member of the Board of Directors of Gulfstream International Group, Inc. since September 8, 2010.  Mr. Silverman is an attorney licensed to practice in New Jersey and Pennsylvania. The Board of Directors nominated Mr. Silverman because of his past experience as a chairman and chief executive officer of Digital Angel, our former parent company, as well as his years of oversight and senior management experience of companies in the technology industry.

William J. Caragol, 43, has served as our president and chief financial officer since November 11, 2009, and previously served as acting chief financial officer since January 2009, president since May 2007, chief financial officer since August 2006, and treasurer since December 2006.  Mr. Caragol served as Steel Vault’s president and a member of its board of directors from December 3, 2008 and as acting chief financial officer from October 24, 2008 until November 11, 2009 when Steel Vault became our wholly-owned subsidiary. Mr. Caragol served as acting chief executive officer of Steel Vault from October 24, 2008 until December 3, 2008 when he was appointed chief executive officer. From July 2005 to August 2006, he served as the chief financial officer of Government Telecommunications, Inc., a company under common control with us at the time. From December 2003 to June 2005, Mr. Caragol was the vice president of business development and chief financial officer of Millivision Technologies, a technology company focused on security applications.  Mr. Caragol has served as a member of the Board of Directors of Gulfstream International Group, Inc. since September 8, 2010.  He is a member of the American Institute of Certified Public Accountants and graduated from the Washington & Lee University with a bachelor of science in Administration and Accounting. The Board of Directors nominated Mr. Caragol as a director and he holds the positions of president and chief financial officer because of his past experience as a chief financial officer and other management experience of other companies in the technology industry.

Jeffrey S. Cobb, 49, has served as a member of our Board of Directors since March 2007. Mr. Cobb is the chief operating officer of IT Resource Solutions.net, Inc. Prior to April 2004, Mr. Cobb was the executive vice president and chief operating officer of SCB Computer Technology Inc. Mr. Cobb served as a member on the Board of Directors of Steel Vault from March 2004 through July 22, 2008. Mr. Cobb earned his Bachelor of Science in Marketing and Management from Jacksonville University. Mr. Cobb was nominated to the Board of Directors because of his management and business development experience in technology companies.

Barry M. Edelstein, 47, has served as a member of our Board of Directors since January 2008. Mr. Edelstein serves as managing partner of Structured Growth Capital, Inc, a boutique investment banking firm. Mr. Edelstein served as acting president and chief executive officer of Destron Fearing Corporation (formerly known as Digital Angel Corporation), or

Destron Fearing, from August 2007 until December 2007. Mr. Edelstein has served as the chairman of ScentSational Technologies, LLC. Since January 2002, Mr. Edelstein was vice president of sales and sales operations for Comcast Business Communications Inc., where he managed the integration of Comcast Telecommunications Inc. with two other subsidiaries and led a team that oversaw the sales, marketing, customer care, billing operations and supplier management function of the company. Mr. Edelstein has a bachelor’s degree in business administration from Drexel University and received his law degree from Widener University School of Law. Mr. Edelstein was nominated to the Board of Directors because of his past experience as a president and chief executive officer, as well as his years of oversight and senior management experience.

Steven R. Foland, 51, has served as a member of our Board of Directors since February 2008. Mr. Foland is currently managing director, head of Asia investment banking at Thomas Weisel Partners, and previously served as a partner with Gold Mountain Partners a private advisory firm from March 2008 until November 2009, as a managing director and head of investment banking for Merriman Curhan Ford & Co. from September 2005 until February 2008, and as the senior managing director and head of west coast investment banking for ThinkEquity Partners from September 2003 until July 2005. He was previously with Morgan Stanley and Credit Suisse in New York and Hong Kong. Mr. Foland has a bachelor’s degree in political science from the University of Michigan and received his law degree from the University of Notre Dame. Mr. Foland was nominated to the Board of Directors because of his experience in the financial services sector and for his knowledge of accounting matters.

Michael E. Krawitz, 41, has served as a member of our Board of Directors since November 2008. He currently serves as chief executive officer of Florida Sunshine Investments I, Inc. He previously served as the chief executive officer and president of Digital Angel Corporation from December 2006 to December 2007, and as a member of its Board of Directors from July 2007 until December 2007. Prior to that, during his time at Digital Angel Corporation, he served as assistant vice president and general counsel beginning in April 1999, and was appointed vice president and assistant secretary in December 1999, senior vice president in December 2000, secretary in March 2003, executive vice president in April 2003 and chief privacy officer in November 2004. From 1994 to April 1999, Mr. Krawitz was an attorney with Fried, Frank, Harris, Shriver & Jacobson in New York. Mr. Krawitz served as a member on the Board of Directors of Steel Vault from July 23, 2008 until November 11, 2009. Mr. Krawitz earned a bachelor of arts degree from Cornell University in 1991 and a juris doctorate from Harvard Law School in 1994. Mr. Krawitz was nominated to the Board of Directors due to his past experience as a chief executive officer of Digital Angel, our former parent company, as well as his experience as an attorney.

Vote Required

To approve this proposal, the affirmative vote of a plurality of the votes cast by the stockholders represented in person or represented by proxy at the Annual Meeting and entitled to vote is required for the approval of the election of a director. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR the proposal to elect six directors.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote FOR Scott R. Silverman, William J. Caragol, Jeffrey S. Cobb, Barry M. Edelstein, Steven R. Foland, and  Michael E. Krawitz to hold office until the 2011 Annual Meeting of Stockholders and until their successors are duly elected and qualified.

CORPORATE GOVERNANCE, BOARD OF DIRECTORS AND COMMITTEES

Board Composition and Leadership Structure

Our Board of Directors currently consists of six members: Scott R. Silverman, William J. Caragol, Jeffrey S. Cobb, Barry M. Edelstein, Steven R. Foland and Michael E. Krawitz. Our Board of Directors determined that three of our six directors, Messrs. Cobb, Edelstein and Foland, are independent under the standards of the Nasdaq Capital Market.  For transactions, relationships or arrangements that were considered by the Board of Directors in determining the independence of our Board of Directors, please see “Certain Relationships and Related Transactions — Director and Officer Roles and Relationships” below.

Our chief executive officer, Mr. Silverman, also currently serves as the Chairman of our Board of Directors.  Our Board of Directors has determined to not maintain a lead independent director at this time.  The Board of Directors believes its leadership structure is appropriate in helping guide us through our transition in to a next generation healthcare and information management company.  In addition, as discussed below, we have three standing Board of Directors committees, two of which are comprised entirely of independent directors. We believe that this leadership structure has been effective for us by providing clear and unified leadership through a single chief executive officer and Chairman of our Board of Directors, but whose power is balanced by having independent members on the Board of Directors who, through the presiding committee chairs, have input into the meeting agendas and the other important responsibilities. While we believe this structure is currently the most effective for us, the Board of Directors has no mandatory policy with respect to the separation of the offices of Chairman and the chief executive officer.

Board’s Role in Risk Oversight

Our Board of Directors is responsible for risk oversight as part of its fiduciary duty of care to effectively monitor business operations. Our Board of Directors administers its risk oversight function as a whole and through its committees. For example, the audit committee regularly discusses with management our major risk exposures, their potential financial impact on us and our risk mitigation strategies. In addition, our whistleblower procedure contained in our Code of Conduct and Corporate Ethics General Policy Statement states notice of a financial matter that may be inappropriate should be sent anonymously to the chair of the audit committee.  Furthermore, the audit committee and the nominating and governance committee are responsible for the enforcement of our Code of Ethics for Senior Financial Officers.

Committees and Meetings of the Board

The Board of Directors held 21 meetings during 2009.  During 2009, all directors attended 75% or more of the meetings of the Board of Directors and committees to which they were assigned. We encourage each member of our Board of Directors to attend our Annual Meeting of Stockholders. At our 2009 Annual Meeting of Stockholders, two of our directors were present.

Our Board of Directors has the authority to appoint board committees to perform certain management and administrative functions. Our Board of Directors currently has an audit committee, a compensation committee, and a nominating and governance committee. The members of each committee are appointed annually by the Board of Directors.

Audit Committee

Our audit committee currently consists of Steven R. Foland, Jeffrey S. Cobb and Barry M. Edelstein. Mr. Foland chairs the audit committee. Our Board of Directors has determined that each of the members of our audit committee is “independent,” as defined under, and required by, the federal securities laws and the rules of the SEC, including Rule 10A-3(b)(i) under the Securities and Exchange Act of 1934, as amended, or the Exchange Act, as well as the listing standards of the Nasdaq Capital Market. Our Board of Directors has determined that Mr. Foland qualifies as an “audit committee financial expert” under applicable federal securities laws and regulations, and has the “financial sophistication” required under the listing standards of the Nasdaq Capital Market. A copy of the current audit committee charter is available on our website at www.positiveidcorp.com.

The audit committee assists our Board of Directors in its oversight of:

•

our accounting, financial reporting processes, audits and the integrity of our financial statements;

•

our independent auditor’s qualifications, independence and performance;

•

our compliance with legal and regulatory requirements;

•

our internal accounting and financial controls; and

•

our audited financial statements and reports, and the discussion of the statements and reports with management, including any significant adjustments, management judgments and estimates, new accounting polices and disagreements with management.

The audit committee has the sole and direct responsibility for appointing, evaluating and retaining our independent auditors and for overseeing their work. All audit and non-audit services to be provided to us by our independent auditors must be approved in advance by our audit committee, other than de minimis non-audit services that may instead be approved in accordance with applicable rules of the Securities and Exchange Commission, or SEC.

Compensation Committee

Our compensation committee currently consists of Jeffrey S. Cobb, Barry M. Edelstein and Michael E. Krawitz. Mr. Krawitz chairs the compensation committee. Our Board of Directors has determined that each of the members of our compensation committee besides Mr. Krawitz is “independent,” as defined under, and required by, the rules of the Nasdaq Capital Market.  Under NASDAQ Rule 5605(d)(3), a NASDAQ-listed company is permitted to have, under limited and exceptional circumstances, one non-independent director on its compensation committee if the Board of Directors determines that such membership is in our and our stockholders' best interests.  We are applying this exemption to Mr. Krawitz.  Mr. Krawitz's experience as a chief executive officer and as an attorney provides him with knowledge concerning executive compensation arrangements.  In addition, Mr. Krawitz served as an executive officer of Digital Angel, our former parent company, and as a director of Steel Vault, which is now our wholly-owned subsidiary, and as such, Mr. Krawitz understands the historical context of our executive compensation and brings continuity to compensation deliberations.  Also, the Board of Directors expects that he will become independent on December 31, 2010.  For transactions, relationships or arrangements that were considered by the Board of Directors in determining the nature of our relationship with Mr. Krawitz, please see “Certain Relationships and Related Transactions — Director and Officer Roles and Relationships” below.   A copy of the current compensation committee charter is available on our website at www.positiveidcorp.com.

Our compensation committee assists our Board of Directors in the discharge of its responsibilities relating to compensation of our executive officers. Specific responsibilities of our compensation committee include:

•

reviewing and recommending to our Board approval of the compensation, benefits, corporate goals and objectives of our chief executive officer and our other executive officers;

•

evaluating the performance of our executive officers; and

•

administering our employee benefit plans and making recommendations to our Board of Directors regarding these matters.

The compensation committee has the authority to delegate any of its responsibilities to one or more subcommittees as the committee may from time to time deem appropriate and may ask members of management, employees, outside counsel, or others whose advice and counsel are relevant to the issues then being considered by the compensation committee to attend any meetings and to provide such pertinent information as the compensation committee may request. Our chief executive officer has historically played a significant role in the determination of compensation. We expect that the compensation committee will continue to solicit input from our chief executive officer or president with respect to compensation decisions affecting other members of our senior management.

Nominating and Governance Committee

Our nominating and governance committee currently consists of Barry M. Edelstein and Jeffrey S. Cobb. Mr. Edelstein chairs the nominating and governance committee. Our Board of Directors has determined that each of the members of our nominating and governance committee is “independent,” as defined under, and required by, the rules of the Nasdaq Capital Market. A copy of the current nominating and governance committee charter is available on our website at www.positiveidcorp.com.

The primary responsibilities of our nominating and governance committee include:

•

identifying, evaluating and recommending nominees to our Board of Directors and its committees;

•

evaluating the performance of our Board of Directors and of individual directors;

•

ensuring that we and our employees maintain the highest standards of compliance with both external and internal rules, regulations and good practices; and

•

reviewing developments in corporate governance practices, evaluating the adequacy of our corporate governance practices and reporting and making recommendations to our Board of Directors concerning corporate governance matters.

Stockholder Nominations for Directors

The nominating and governance committee considers possible candidates for directors from many sources, including from stockholders. If a stockholder wishes to recommend a nominee for director, written notice should be sent to the Corporate Secretary in accordance with the instructions set forth later in this proxy statement under “Stockholder Proposals for 2011 Annual Meeting.” Each written notice must set forth as to each person whom the stockholder proposes to nominate: (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of our capital stock that are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

As to the stockholder giving the notice: (A) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of our capital stock that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder intends to appear in person or by proxy at the Annual Meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

Qualifications of Candidates and Process for Identifying Candidates for Election to the Board of Directors

The nominating and governance committee evaluates the suitability of potential candidates nominated by stockholders in the same manner as other candidates recommended to the nominating and corporate governance committee, based on certain criteria for selecting new directors. Such criteria includes the possession of such knowledge, experience, skills, expertise and diversity so as to enhance the Board of Directors’ ability to manage and direct our affairs, including, when applicable, to enhance the ability of the committees of the Board of Directors to fulfill their duties and to satisfy and independence requirements imposed by applicable law, regulation, or stock exchange listing requirement. After the nominating and corporate governance committee evaluates the suitability of potential candidates, it recommends the director nominees for election to the Board of Directors.

Code of Business Conduct and Ethics

Our Board of Directors has approved and we have adopted a Code of Business Conduct and Ethics, or the Code of Conduct, which applies to all of our directors, officers and employees. Our Board of Directors has also approved and we have adopted a Code of Ethics for Senior Financial Officers, or the Code for SFO, which applies to our chief executive officer and chief financial officer. The Code of Conduct and the Code for SFO are available upon written request to PositiveID Corporation, Attention: Secretary, 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445. The audit committee of our Board of Directors is responsible for overseeing the Code of Conduct and the Code for SFO. Our audit committee must approve any waivers of the Code of Conduct for directors and executive officers and any waivers of the Code for SFO.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our officers and directors and persons who own more than 10% of our common stock file reports of ownership and changes in ownership with the SEC and furnish us with copies of all such reports. We believe, based on our stock transfer records and written representations from certain reporting persons, that all reports required under Section 16(a) were timely filed during 2009.

Stockholder Communications

Our Board of Directors believes that it is important for us to have a process whereby our stockholders may send communications to the Board of Directors. Accordingly, stockholders who wish to communicate with the Board of Directors or a particular director may do so by sending a communication in writing, whether by letter, facsimile, or email addressed to the Chairman of the Board of Directors. Our address is 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445 and our facsimile number is 561-805-8001. For administrative efficiency, all such communications should be addressed to the Chairman of the Board of Directors, rather than any other members of the Board of Directors, and should contain the stockholder’s contact information, including the stockholder’s address and telephone number.

EXECUTIVE OFFICERS

Our executive officers, their ages and positions, as of October 20, 2010, are set forth below:

Name	Age	Position
Scott R. Silverman	46	Chief Executive Officer
William J. Caragol	43	President and Chief Financial Officer

The following is a summary of the background and business experience of our executive officers:

Scott R. Silverman has served as our chairman of our Board of Directors since November 12, 2008 and as our chief executive officer since August 27, 2009.  He previously served as our acting president from March 2007 through May 4, 2007, as our chief executive officer from December 5, 2006 through July 18, 2008, as chairman of our Board of Directors from March 2003 through July 18, 2008 and as a member of our Board of Directors from February 2002 through July 18, 2008. He also served as our chief executive officer from April 2003 to June 2004. He served as the chairman of the Board of Directors of Digital Angel from March 2003 through July 3, 2007, and served as chief executive officer of Digital Angel from March 2003 to December 5, 2006, and as acting president of Digital Angel from April 2005 to December 5, 2006.  Mr. Silverman served as the chairman of Steel Vault from January 2006 until November 11, 2009.  He has served as a member of the Board of Directors of Gulfstream International Group, Inc. since September 8, 2010.  Mr. Silverman is an attorney licensed to practice in New Jersey and Pennsylvania. The Board of Directors nominated Mr. Silverman because of his past experience as a chairman and chief executive officer of Digital Angel, our former parent company, as well as his years of oversight and senior management experience of companies in the technology industry.

William J. Caragol has served as our president and chief financial officer since November 11, 2009, and previously served as acting chief financial officer since January 2009, president since May 2007, chief financial officer since August 2006, and treasurer since December 2006.  Mr. Caragol served as Steel Vault’s president and a member of its board of directors from December 3, 2008 and as acting chief financial officer from October 24, 2008 until November 11, 2009 when Steel Vault became our wholly-owned subsidiary. Mr. Caragol served as acting chief executive officer of Steel Vault from October 24, 2008 until December 3, 2008 when he was appointed chief executive officer. From July 2005 to August 2006, he served as the chief financial officer of Government Telecommunications, Inc., a company under common control with us at the time. From December 2003 to June 2005, Mr. Caragol was the vice president of business development and chief financial officer of Millivision Technologies, a technology company focused on security applications.  Mr. Caragol has served as a member of the Board of Directors of Gulfstream International Group, Inc. since September 8, 2010.  He is a member of the American Institute of Certified Public Accountants and graduated from the Washington & Lee University with a bachelor of science in Administration and Accounting. The Board of Directors nominated Mr. Caragol as a director and he holds the positions of president and chief financial officer because of his past experience as a chief financial officer and other management experience of other companies in the technology industry.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us regarding beneficial ownership of shares of our common stock as of October 20, 2010 by:

•

each of our directors;

•

each of our named executive officers;

•

all of our executive officers and directors as a group; and

•

each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of our outstanding shares of common stock.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting and investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of October 20, 2010 are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person. To our knowledge, except as indicated in the footnotes to this table and subject to community property laws where applicable, the persons named in the table have sole voting and investment power with respect to all shares of our common stock shown opposite such person’s name. The percentage of beneficial ownership is based on 30,269,405 shares of our common stock outstanding as of October 20, 2010. Unless otherwise noted below, the address of the persons and entities listed in the table is c/o PositiveID Corporation, 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(#)	Percent of Outstanding Shares (%)
Five Percent Stockholders:
Scott R. Silverman (1)	9,241,971	30.0%
R & R Consulting Partners, LLC (2)	4,785,008	15.8%
Socius CG II, Ltd. (3)	2,317,163	7.7%
Named Executive Officers and Directors:
Scott R. Silverman (1)	9,241,971	30.0%
William J. Caragol (4)	3,432,519	11.2%
Jeffrey S. Cobb (5)	458,750	1.5%
Barry M. Edelstein (6)	325,000	1.1%
Steven R. Foland (7)	325,600	1.1%
Michael E. Krawitz (8)	500,000	1.6%
Executive Officers and Directors as a group (6 persons) (9)	13,194,840	41.7%

*   Less than 1%

(1)   Mr. Silverman beneficially owns 9,241,971 shares, which includes 529,000 shares which there is a right to acquire voting power or dispositive power, or both, within 60 days of October 20, 2010. Mr. Silverman has sole voting power over 3,367,963 shares of our common stock. Mr. Silverman has sole dispositive power over 1,692,963 shares of our common stock. Mr. Silverman lacks dispositive power over 1,675,000 Shares held directly by Mr. Silverman which are restricted as to transfer until January 1, 2011 (837,500 shares) and January 1, 2012 (837,500 shares). Mr. Silverman shares dispositive and voting power over 5,874,008 shares. These shares consist of (i) 1,089,000 shares that Mr. Silverman, as a manager of Blue Moon, may be deemed to share beneficial ownership with Blue Moon and Mr. Caragol and (ii) 4,785,008 shares that Mr. Silverman, as the control person of R & R Consulting Partners, LLC, or R&R, may be deemed to share beneficial ownership with R&R.

(2)   Consists of shares of our common stock.  Mr. Silverman, as the control person of R&R, may be deemed to share voting and dispositive power with R&R over the 4,785,008 shares.

(3)   The information included in the table is based solely on the Schedule 13G filed jointly with the SEC on May 5, 2010 by Socius CG II, Ltd., Socius Capital Group, LLC, Terren S. Peizer and Patricia Peizer, all of whom have sole investment and dispositive power over the shares. Per the Schedule 13G, the address of the principal business office of Socius CG II, Ltd. is Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda.  The address of the principal business office of Socius Capital Group, LLC, Mr. Peizer and Ms. Peizer is 11150 Santa Monica Boulevard, Suite 1500, Los Angeles, CA 90025.

(4)   Mr. Caragol beneficially owns 3,432,519 shares, which includes 304,000 shares issuable upon the exercise of warrants and 50,000 shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of October 20, 2010. Mr. Caragol has sole voting power over 2,343,519 shares of our common stock. Mr. Caragol has sole dispositive power over 818,519 shares of our common stock. Mr. Caragol lacks dispositive power over 1,525,000 shares, which are restricted as to transfer until January 1, 2011 (762,500 shares) and January 1, 2012 (762,500 shares). Mr. Caragol shares dispositive and voting power over 1,089,000 shares that Mr. Caragol, as a manager of Blue Moon, may be deemed to share beneficial ownership with Blue Moon and Mr. Silverman.

(5)   Includes 240,000 shares of our common stock and 218,750 shares of our common stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of October 20, 2010. Mr. Cobb lacks dispositive power over 90,000 shares, which are restricted until January 1, 2011.

(6)   Includes 250,000 shares of our common stock and 75,000 shares of our common stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of October 20, 2010. Mr. Edelstein lacks dispositive power over 75,000 shares, which are restricted until January 1, 2011.

(7)   Mr. Foland lacks dispositive power over 145,000 shares, which are restricted until January 1, 2011.

(8)   Includes 350,000 shares of our common stock and 150,000 shares of our common stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of October 20, 2010. Mr. Krawitz lacks dispositive power over 75,000 shares, which are restricted until January 1, 2011.

(9)   Includes shares of our common stock beneficially owned by current executive officers and directors and shares issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of October 20, 2010, in each case as set forth in the footnotes to this table.

All stock option awards and restricted stock awards that were granted before July 18, 2008 under our 2002 Flexible Stock Plan, our 2005 Flexible Stock Plan, and our 2007 Stock Incentive Plan vested upon the closing of the sale of our then wholly-owned subsidiary, Xmark Corporation, which we refer to as the Xmark Transaction.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation earned in or with respect to our fiscal year 2008 and 2009 by:

•

each person who served as our chief executive officer in 2009; and

•

each person who served as our chief financial officer in 2009.

We had no other executive officers during any part of 2009. We refer to these officers collectively as our named executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Scott R. Silverman (1) Chairman and Chief Executive Officer	2009	222,685	(2)	140,000	1,650,000	(3)	—	—	16,466	(4)	2,029,151
	2008	254,101	(5)	1,200,000	104,000	(3)	—	—	5,497,592	(6)	7,055,693

William J. Caragol(7) President and Chief Financial Officer	2009	212,593	(8)	70,000	1,650,000	(9)	—	—	—		1,932,593
	2008	216,206	(10)	—	104,000	(9)	—	—	1,276,400	(11)	1,596,606

(1)   Mr. Silverman became our chief executive officer on December 5, 2006. The Company terminated him without cause on July 18, 2008, in connection with the Xmark Transaction. On November 12, 2008, in connection with the purchase by R & R Consulting Partners, LLC (an entity that is owned and controlled by Mr. Silverman) of 45.7% of the then outstanding shares of our common stock from Digital Angel, Mr. Silverman again became the chairman of our Board of Directors. On December 31, 2008, we entered into a letter agreement with Mr. Silverman effective December 1, 2008, which provided that Mr. Silverman would serve as our executive chairman from December 1, 2008 through December 31, 2009. On August 27, 2009, the Board of Directors appointed Mr. Silverman as the Company’s chief executive officer, and he also continues to serve as Chairman of our Board of Directors.

(2)   Represents the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of 601,852 shares of restricted company common stock received in lieu of salary. See “Narrative Disclosure to Summary Compensation Table” below for more information.

(3)   Represents the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of 1,000,000 shares of Company common stock received during 2009, and 50,000 shares of Company common stock received during 2008.

(4)   The amount shown includes (i) $3600 in respect of group term life insurance provided to Mr. Silverman; and (ii) perquisites aggregating $12,866 as follows: $12,322 for an automobile allowance, maintenance and gasoline expenses and $534 for home security.

(5)   Amount represents 2008 salary paid to Mr. Silverman until his termination on July 18, 2008.

(6)   The amount shown includes (i) $300 in respect of group term life insurance provided to Mr. Silverman; (ii) a dividend of $1,162,500 paid to Mr. Silverman, which amount was not factored into the grant date fair value required to be reported for the stock award; (iii) $38,879 paid as vacation accrued in connection with Mr. Silverman’s termination; and (iv) $4,242,273 paid to Mr. Silverman under a separation agreement. See “Potential Payments upon Termination or Change in Control” below for more information regarding the $4,242,273 payment. The amount shown also includes perquisites and other personal benefits aggregating $53,640, which were as follows:

Nature of Expense	Amount of Expense

Expense allowance	$45,000
Automobile allowance for automobile, maintenance and gasoline expenses	8,640
Total	$53,640

(7)   Mr. Caragol became our chief financial officer as of August 21, 2006 and our president as of May 4, 2007. Effective January 1, 2009, Mr. Caragol became our acting chief financial officer. On November 10, 2009, in conjunction with Steel Vault merger Mr. Caragol became our president, chief financial officer and a director.

(8)   Represents the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of 518,519 shares of restricted company common stock received in lieu of salary. See “Narrative Disclosure to Summary Compensation Table” below for more information.

(9)   Represents the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of 1,000,000 shares of Company common stock received during 2009, and 50,000 shares of Company common stock received during 2008.

(10) On May 4, 2007, in connection with our Board’s decision to appoint Mr. Caragol to serve as our president, our compensation committee approved an increase in Mr. Caragol’s base salary to $185,000. In 2008, our compensation committee approved a further increase in Mr. Caragol’s base salary to $203,500. Included in 2008 was vacation paid in connection with the letter agreement dated December 31, 2008 which terminated the May 15, 2008 letter agreement.

(11) The amount represents payments made to Mr. Caragol (i) related to a change in control payment received in connection with the Xmark Transaction in the amount of $1,141,400; and (ii) a dividend payment in the amount of $135,000, which amount was not factored into the grant date fair value, as the Company had no plans, nor did it expect, to issue dividend distributions at that time.

Narrative Disclosure to Summary Compensation Table

Executive Employment Arrangements

Scott R. Silverman

Scott R. Silverman was appointed as our chief executive officer effective December 5, 2006 and entered into an employment and non-compete agreement with us dated December 5, 2006. The employment agreement provided for an initial base salary of $420,000 per year, with the base salary being subject to an annual increase of no less than 10% in each of the second and third years of the term of the agreement. The term of the agreement was five years from the effective date. However, the agreement was terminated on July 18, 2008 when we terminated Mr. Silverman without cause in connection with the Xmark Transaction. Under his employment agreement, Mr. Silverman was entitled to all benefits for which our salaried employees are generally eligible under either compensation or employee benefit plans and programs, on the same basis as our similarly situated executive employees. During his employment, Mr. Silverman participated in our then 401(k) plan and Company-paid health insurance. He was reimbursed for reasonable business expenses and was provided the use of automobiles leased by us. In addition, annual dues relating to Mr. Silverman’s membership at a private club were paid for by us. The membership dues at the private club were approximately $3,198 per year. He also received a Company-paid $2,000,000 executive term life policy, under which we were the beneficiary of $1,750,000. In addition, we were obligated to pay to Mr. Silverman $45,000 per year during the term of the agreement, payable in two equal installments of $22,500 on or before January 15 and July 15, representing non-allocable expenses that were deemed to be additional compensation to Mr. Silverman.

The employment agreement specified that Mr. Silverman was eligible to receive incentive bonus compensation for each calendar year during the term of the agreement in an amount to be reasonably determined by our Board of Directors. Our Board had to consider bonuses paid by similarly situated employers to similarly situated employees in making its determination. On April 2, 2007, our compensation committee approved an executive management incentive compensation plan for fiscal year 2007 for Mr. Silverman. Under the plan, Mr. Silverman was able to earn up to $1,550,000 and earned $800,000. The employment agreement contemplated similar plans for each year of its term.

Under the employment agreement, Mr. Silverman received 500,000 shares of restricted common stock. The shares were subject to substantial risk of forfeiture in the event that Mr. Silverman resigned or we terminated his employment for cause on or before December 31, 2008. Since we terminated Mr. Silverman without cause in connection with the Xmark Transaction, this forfeiture restriction lifted on July 18, 2008.

Under the separation agreement between Mr. Silverman and us, dated May 15, 2008, Mr. Silverman was prohibited, for a period of two years from the closing of the Xmark Transaction (in other words, through July 18, 2010), from competing with us or any of our affiliates by directly or indirectly engaging in our business within the radio-frequency identification technology market space or by engaging in any business comparable to ours or to that of our affiliates at any location at which we or our affiliates conduct business or provide any services. However, if (1) our VeriMed business was not sold or transferred to a third party, or (2) our VeriMed business was sold or transferred to Mr. Silverman or one of his affiliates, Mr. Silverman would not be subject to the portion of this restriction that applies to our VeriMed business; but, in either such event, he would remain subject to all portions of the restriction that do not apply to our VeriMed business. The separation agreement also included a provision relating to non-disclosure of proprietary information.

On December 31, 2008, we and Mr. Silverman entered into a letter agreement pursuant to which, effective December 1, 2008 through December 31, 2009, he served as our executive chairman, unless the term was amended or the letter agreement was terminated. Mr. Silverman received 601,852 Shares on the later to occur of (i) stockholder approval of our Amended and Restated 2007 Stock Incentive Plan (the “Amended Plan”), which or (ii) the filing of the Form S-8, as amended, to reflect the Amended Plan, which was the later to occur on February 17, 2009 (hereinafter, the “Grant Date”). If Mr. Silverman remained involved in our day-to-day management (as determined by our Board of Directors), the shares would vest upon the earlier to occur of (i) January 1, 2010 or (ii) a Change in Control. The shares were subject to forfeiture in the event that Mr. Silverman failed to remain involved in our day-to-day management (as determined by our Board of Directors) until the earlier to occur of (i) January 1, 2010 or (ii) a Change in Control. The 601,852 Shares vested on January 1, 2010.

In the event of a Change in Control during 2009, if Mr. Silverman (i) became or remained a director of the acquiring company, or in the case of a merger, the surviving entity, and (ii) did not voluntarily resign as a director for 12 months from the closing of the Change in Control transaction, Mr. Silverman would receive $25,000 per month for a period of not less than 12 months from the closing of the Change in Control transaction.

The term Change in Control is defined below under the heading, “Potential Payments upon Termination or Change in Control — Scott R. Silverman”.

Mr. Silverman was entitled to the use of a car through December 31, 2009 and would no longer be entitled to receive any form of bonus or incentive compensation for services rendered to us during fiscal years ended December 31, 2008 and 2009. The letter agreement also provided for the termination of the separation agreement, dated May 15, 2008, as amended, between us and Mr. Silverman, provided that sections I.B.(regarding the transaction bonus payment for the Xmark Transaction), I.E. (regarding discharge of our obligations to Mr. Silverman), II.B. (regarding cooperation by Mr. Silverman in connection with business matters) and II.C. (regarding Mr. Silverman’s waiver and release of certain rights, claims and actions) of the separation agreement will survive.

For a more detailed description of the termination and change in control provisions of this letter agreement, see “Potential Payments upon Termination or Change in Control — Scott R. Silverman” below.

William J. Caragol

William J. Caragol was appointed as our chief financial officer effective August 21, 2006 and entered into an offer letter with us dated August 2, 2006. The offer letter provides for an initial base salary of $150,000 per year and other benefits generally available for similarly situated employees, such as participation in the Company’s 401(k) plan and Company-paid health insurance. In addition, pursuant to the offer letter, certain of the moving and related expenses associated with the relocation of Mr. Caragol and his family from Northern Virginia to Florida were paid or reimbursed by the Company. On March 2, 2007, the compensation committee approved an increase in Mr. Caragol’s base salary to $165,000. Then, on May 4, 2007, in connection with our Board’s decision to appoint Mr. Caragol to serve as our president, the compensation committee approved an increase in Mr. Caragol’s base salary to $185,000. In 2008, the compensation committee approved a further increase in Mr. Caragol’s base salary to $203,500.

The offer letter includes provisions relating to ownership of proprietary information, disclosure and ownership of inventions and non-solicitation of customers. Mr. Caragol has agreed that, while our employee and for the one-year period following the end of his employment, he will not, directly or indirectly, attempt to solicit or in any other way disturb or service any person, firm or corporation that has been a customer, employee or vendor of ours, or that of our current or future affiliates, at any time within one year prior to the end of his employment. On April 2, 2007, our compensation committee approved an executive management incentive compensation plan for fiscal year 2007 for Mr. Caragol. Under the plan, Mr. Caragol was able to earn up to $875,000 and earned $450,000.

In connection with the Xmark Transaction, on May 15, 2008, we entered into a letter agreement with Mr. Caragol, which affirmed that we desired to retain Mr. Caragol as our president and chief financial officer following the closing of the Xmark Transaction, confirmed that Mr. Caragol’s base salary would remain at $203,500 per year, and outlined the bonus compensation for which Mr. Caragol would be eligible.

On December 31, 2008, we and Mr. Caragol entered into a letter agreement pursuant to which, effective January 1, 2009, Mr. Caragol served as our acting chief financial officer. That letter agreement was amended and restated on March 27, 2009, which provided that unless the term was amended or the letter agreement was terminated, the letter agreement was in effect until January 1, 2010. Mr. Caragol ceased receiving salary and health benefits on January 1, 2009.

Compensation due to Mr. Caragol under the letter agreement was in the form of shares of restricted common stock in the amount of 518,519. The grant of the shares took place on the Grant Date. The shares vested according to the following schedule: (i) 20% vested on the Grant Date; and (ii) 80% vested on January 1, 2010. However, in the event of a Change in Control and if Mr. Caragol was terminated without cause (as defined below), the shares would immediately vest. The shares were subject to forfeiture in the event Mr. Caragol failed to remain involved in the day-to-day management of the Company (as determined by our Board of Directors) or if he was terminated for cause, which is defined as (i) Mr. Caragol’s conviction of a felony; (ii) Mr. Caragol’s being prevented from providing services to us under the letter agreement as a result of Mr. Caragol’s violation of any law, regulation and/or rule; or (iii) Mr. Caragol’s non-performance or non-observance in any material respect of any requirement with respect to Mr. Caragol’s obligations under the letter agreement.

The term Change in Control is defined below under the heading, “Potential Payments upon Termination or Change in Control — William J. Caragol”.

The letter agreement also provided for the termination of all compensation-related plans in place between Mr. Caragol and us, including the letter agreement, dated May 15, 2008, between Mr. Caragol and us, provided that the waiver/release provisions of such letter will survive.

For a description of the termination and change in control provisions of Mr. Caragol’s letter agreement, see “Potential Payments upon Termination or Change in Control — William J. Caragol” below.

2010 Executive Employment Arrangements

On November 12, 2009, our Compensation Committee approved a 2010 executive compensation arrangement for Messrs. Silverman and Caragol. Beginning in 2010, Mr. Silverman and Mr. Caragol will receive a base salary of $375,000 and $225,000, respectively. Additionally, the Compensation Committee has the authority to approve a discretionary bonus for 2010, a portion of which is guaranteed, to each of Mr. Silverman and Mr. Caragol based on the following factors: development of the rapid virus sensor project, development of the glucose-sensing microchip project, the financial performance of the business of our wholly-owned subsidiary, National Credit Report.com, strategic acquisitions, the overall financial condition/health of the business, and such other factors as the Compensation Committee deems appropriate in light of any acquisitions or changes in the business. Mr. Silverman may earn a bonus between $200,000 and $600,000, and Mr. Caragol may earn a bonus between $200,000 and $450,000. Each of Mr. Silverman and Mr. Caragol received 1,000,000 shares of restricted stock under the PositiveID Corporation 2009 Stock Incentive Plan. These restricted shares will vest according to the following schedule: (i) 50% vest on January 1, 2011; and (ii) 50% vest on January 1, 2012. Mr. Silverman’s and Mr. Caragol’s rights and interests in the unvested portion of the restricted stock are subject to forfeiture in the event they resign prior to January 1, 2012 or are terminated for cause prior to January 1, 2012, with said cause being defined as a conviction of a felony or such person being prevented from providing services to us as a result of such person’s violation of any law, regulation and/or rule. Mr. Silverman and Mr. Caragol are entitled to Company-paid health insurance, non-allocable expenses of $45,000 and $20,000, respectively, and each are entitled to an automobile allowance and other automobile expenses, including insurance, gasoline and maintenance costs.

On May 4, 2010, our Compensation Committee approved a change to the above-referenced compensation arrangement and in lieu of (i) cash salary for the remainder of 2010 for Messrs. Silverman and Caragol and (ii) the minimum cash bonus obligation to Messrs. Silverman and Caragol pursuant to the bonus structure set forth above, it approved the issuance of 675,000 shares of restricted stock to Mr. Silverman and 525,000 shares of restricted stock to Mr. Caragol. These restricted shares were issued under our 2009 Stock Incentive Plan and will vest according to the following schedule: (i) 50% vest on January 1, 2011; and (ii) 50% vest on January 1, 2012.  Mr. Silverman’s and Mr. Caragol’s rights and interests in the unvested portion of the restricted stock are subject to forfeiture in the event they resign prior to January 1, 2012 or are terminated for cause prior to January 1, 2012, with said cause being defined as a conviction of a felony or such person being prevented from providing services to us as a result of such person’s violation of any law, regulation and/or rule.

Outstanding Equity Awards as Of December 31, 2009

The following table provides information as of December 31, 2009 regarding unexercised stock options and restricted stock outstanding held by Messrs. Silverman and Caragol.

Outstanding Equity Awards as Of December 31, 2009

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options(#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Scott R. Silverman	50,000	(3)	—	—	$0.68		3/23/2012	—	—	—	—
	175,000	(3)	—	—	$0.56		6/28/2010	—	—	—	—
	250,000	(3)	—	—	$0.42		7/25/2018	—	—	—	—
	—		—	—	—		—	1,000,000	1,100,000	—	—
William J. Caragol	50,000	(4)	—	—	$10.00	(5)	8/21/2016	—	—	—	—
	—		—	—	—		—	1,000,000	1,100,000	—	—

(1)   50% vest on January 1, 2011 and 50% vest on January 1, 2012.

(2)   Computed by multiplying the closing market price of a share of our common stock on December 31, 2009, or $1.10, by the number of shares of common stock that have not vested.

(3)   This option was originally issued by Steel Vault and was converted into an option to purchase shares of our common stock pursuant to the Agreement and Plan of Reorganization, dated September 4, 2009, as amended, among the Company, Steel Vault and VeriChip Acquisition Corp.

(4)   On July 18, 2008, all stock option awards and restricted stock awards that had previously been granted under our 2002 Flexible Stock Plan, our 2005 Flexible Stock Plan, and our 2007 Stock Incentive Plan vested upon the closing of Xmark Transaction.

(5)   The exercise price of Company stock options reflected in the table represents the estimated fair market value of our common stock on the date of grant, as determined by our management and Board of Directors.

Potential Payments upon Termination or Change in Control

Scott R. Silverman

Mr. Silverman was terminated without cause on July 18, 2008, the day on which the Xmark Transaction closed. Under the separation agreement between Mr. Silverman and us, dated May 15, 2008, we paid him a separation payment in the amount of approximately $3.2 million and incentive compensation in the amount of approximately $1.0 million, less all deductions and withholdings, in full and final satisfaction of the amounts due to Mr. Silverman pursuant to the terms of his employment agreement.

On December 31, 2008, we and Mr. Silverman entered into a letter agreement pursuant to which, effective December 1, 2008 through December 31, 2009, he served as our executive chairman, unless the term was amended or the letter agreement was terminated. Pursuant to the letter agreement, if a Change in Control (as defined below) had been effective as of December 31, 2009, and if Mr. Silverman (i) became or remained a director of the acquiring company, or in the case of a merger, the surviving entity, and (ii) did not voluntarily resign as a director for 12 months from the closing of the Change in Control transaction, Mr. Silverman would have received $25,000 per month for a period of not less than

12 months from the closing of the Change in Control transaction, for a total of $300,000. In addition, upon the Change in Control, the 601,852 restricted shares of our common stock would have vested provided that Mr. Silverman was involved in the day-to-day management of the Company and assuming the restricted shares were not already vested. In the event Mr. Silverman’s employment with us was terminated (with or without cause)in 2009, he would not be entitled to any cash payment and if the 601,852 restricted shares of our common stock were not yet vested, they would be forfeited.

Change in Control means the happening of any of the following:

(i)   the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than any trustee or other fiduciary holding securities under any employee benefit plan of ours, or any company owned, directly or indirectly, by our stockholders in substantially the same proportions as their ownership of our stock), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of our securities representing more than 50% of the combined voting power of our then outstanding securities entitled generally to vote in the election of the Board (other than the occurrence of any contingency);

(ii)   our stockholders approve a merger or consolidation of us with any other corporation or entity, which is consummated, other than a merger or consolidation which would result in our voting securities outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of our voting securities or such surviving entity outstanding immediately after such merger or consolidation; or

(iii)   the effective date of a complete liquidation of us or the consummation of an agreement for the sale or disposition by us of all or substantially all of our assets, which in both cases are approved by our stockholders as may be required by law.

Currently, Mr. Silverman’s employment is not governed under any agreement, and as such, in the event of a change of control, he would not be entitled to any compensation.

William J. Caragol

On December 31, 2008, we and Mr. Caragol entered into a letter agreement pursuant to which, effective January 1, 2009, Mr. Caragol served as our acting chief financial officer. That letter agreement was amended and restated on March 27, 2009, which provided that unless the term was amended or the letter agreement was terminated, the letter agreement was in effect until January 1, 2010. Mr. Caragol ceased receiving salary and health benefits on January 1, 2009.

Pursuant to the letter agreement, if a Change in Control had become effective on December 31, 2009 and if Mr. Caragol had been terminated without cause on December 31, 2009, the 518,519 restricted shares of our common stock would have vested immediately, assuming the restricted stock was not yet vested. If Mr. Caragol had been terminated for cause on December 31, 2009, the shares would have been forfeited. No other payments would be due under the letter agreement to Mr. Caragol in the event of a Change in Control or termination (with or without cause).

The term “Change in Control” has the same meaning as provided above under the description of Mr. Silverman’s potential termination and Change in Control payments. The term “cause” is defined above under the heading, “Narrative Disclosure to Summary Compensation Table— Executive Employment Arrangements — William J. Caragol.”

Currently, Mr. Silverman’s employment is not governed under any agreement, and as such, in the event of a change of control, he would not be entitled to any compensation.

Director Compensation

The following table provides compensation information for persons serving as members of our Board of Directors during 2009.

2009 Director Compensation

Name	Stock Awards ($)(1)	Fees Earned or Paid in Cash ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Jeffrey S. Cobb (2)	30,000	37,000	—	—	—	—	67,000

Barry M. Edelstein (3)	50,000	49,250	—	—	—	—	99,250

Steven R. Foland (4)	55,000	49,250	—	—	—	—	104,250

Michael E. Krawitz (5)	22,500	37,000	—	—	—	—	59,500

(1)   The dollar amount of this award reflected in the table represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718.

(2)   As of December 31, 2009, Mr. Cobb held options to purchase 218,750 shares of our common stock. Mr. Cobb was awarded 100,000 shares of restricted stock on February 20, 2009, which vested on January 1, 2010.

(3)   As of December 31, 2009, Mr. Edelstein held options to purchase 75,000 shares of our common stock. Mr. Edelstein was awarded 100,000 shares of restricted stock on February 20, 2009, which vested on January 1, 2010 and 25,000 shares of restricted stock on August 17, 2009, which vested on January 1, 2010.

(4)   As of December 31, 2009, Mr. Foland held no options to purchase shares of our common stock. Mr. Foland was awarded 100,000 shares of restricted stock on February 20, 2009, which vested on January 1, 2010 and 25,000 shares of restricted stock on August 17, 2009 which vested on January 1, 2010.

(5)   As of December 31, 2009, Mr. Krawitz held 325,000 options to purchase shares of our common stock. Mr. Krawitz was awarded 100,000 shares of restricted stock on February 20, 2009, which vested on January 1, 2010.

On February 21, 2008, our Board of Directors increased non-employee director compensation from $5,000 to $7,500 per quarter. A non-employee director serving as chairman of a committee will receive an additional $2,500 per quarter. Our non-employee directors are also reimbursed for out-of-pocket expenses incurred in attending Board and Board committee meetings. In 2009 and currently, directors can elect to receive their fees in cash or restricted stock or a combination thereof.

In addition, on January 20, 2010, our Board of Directors also approved a grant of 75,000 shares of restricted stock to each non-employee director, which vests on January 1, 2011, except for Mr. Foland who received an additional 30,000 shares of restricted stock for the significant amount of work he does and has done as Audit Committee Chair.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Since the beginning of our fiscal year 2008, there has not been, and there is not currently proposed any transaction or series of similar transactions in which the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years and in which any related person, including any director, executive officer, holder of more than 5% of our capital stock during such period, or entities affiliated with them, had a material interest, other than as described in the transactions set forth below.

Director and Officer Roles and Relationships

By virtue of the relationships described below, certain of directors and executive officers may face situations in which there are actual or apparent conflicts of interest that could interfere, or appear to interfere, with their ability to act in a manner that is in our best business interests.  In addition, as further described below, several of our directors and executive officers have served as directors and officers of Digital Angel, which held 45.7% of our stock at the time it sold such stock to R & R Consulting Partners, LLC (an entity owned and controlled by Mr. Silverman) on November 12, 2008, and its other affiliates.  Each of these relationships was considered in determining whether a director is independent under the standards of the Nasdaq Capital Market.

At the Board level:

•

Our chairman and chief executive officer, Scott R. Silverman, served on the Board of Directors of Digital Angel from March 2002 until July 2007, and, from March 2003 until the end of his term of service, in the capacity of chairman. Mr. Silverman served as chairman of the Board of Directors of Steel Vault until November 10, 2009, in which Digital Angel held a 49.9% ownership interest until August 1, 2008.  In addition, Mr. Silverman is the managing member of R & R Consulting Partners, LLC, which holds 4,785,008 shares of our common stock.

•

Barry M. Edelstein served as interim chief executive officer and president of Destron Fearing from August 2007 through December 2007, as well as a member of the Board of Directors of Destron Fearing from June 2005 until January 2008.

•

Jeffrey S. Cobb serves as a member of our compensation, audit, and nominating and governance committees and served as a member of the compensation, audit, and nominating committees of Steel Vault until his resignation on July 22, 2008.

•

In 2008, Michael E. Krawitz provided legal services to us on a consulting basis and received approximately $70,000 in fees. Mr. Krawitz served on the Board of Directors of Steel Vault until November 10, 2009. Mr. Krawitz served as the chief executive officer and president of Digital Angel from September 2006 to December 2007.  Mr. Krawitz, along with Messrs. Silverman and Caragol, is a manager and member of Sah-Vul Strategic Partners I, LLC, a securities holding company.

•

Blue Moon owns 1,035,000 shares of our common stock and a warrant to purchase 54,000 shares of our common stock. Mr. Silverman is a manager and controls a member of Blue Moon (i.e., R & R Consulting Partners, LLC). William J. Caragol is also a manager and member of Blue Moon. In addition, Jeffrey S. Cobb and Barry M. Edelstein, both of whom are members of our board of directors, each own a 16.67% interest in Blue Moon.

•

William J. Caragol, our president and chief financial officer, served as chief executive officer, president, acting chief financial officer and director of Steel Vault before September 4, 2009, when we, VeriChip Acquisition Corp., a Delaware corporation and our wholly-owned subsidiary, and Steel Vault signed an Agreement and Plan of Reorganization, as amended, pursuant to which VeriChip Acquisition Corp. was merged with and into Steel Vault on November 10, 2009, with Steel Vault surviving and becoming our wholly-owned subsidiary, which we refer to as the Merger.

In their various capacities with Digital Angel and its other affiliates, Messrs. Silverman, Edelstein, Cobb and Krawitz have been granted stock option awards by Digital Angel and, in certain cases, one or more of such other affiliates. Messrs. Silverman, Caragol, Cobb, Edelstein and Krawitz have been granted equity awards by Steel Vault, which were converted into our equity awards as a result of the Merger.

Related Party Transactions- Agreements with Digital Angel, Our Former Majority Stockholder

Transition Services Agreement

During the years ended December 31, 2005, 2004 and 2003, Digital Angel provided certain general and administrative services to us, including accounting, finance, payroll and legal services, telephone, rent and other miscellaneous items. The costs of these services were determined based on our use of such services. On December 27, 2005, we entered into a transition services agreement with Digital Angel, under which Digital Angel agreed to continue to provide us with certain administrative transition services, including payroll, legal, finance, accounting, information technology, tax services, and services related to our initial public offering. As compensation for these services, we agreed to pay Digital Angel approximately $62,000 per month for fixed costs allocable to these services, among other reimbursable expenses. On December 21, 2006, we and Digital Angel entered into an amended and restated transition services agreement, which became effective on February 14, 2007, the date of completion of our initial public offering.

The services provided by Digital Angel under the amended and restated transition services agreement were the same as those provided under the initial agreement. In connection with the December 21, 2006 amendment, the estimated monthly charge for the fixed costs allocable to these services was increased to approximately $72,000 per month, primarily as a result of an increased allocation for office space. Effective April 1, 2007, the estimated monthly charge for the fixed costs allocable to these services was reduced to $40,000 per month, primarily as a result of a reduction in allocable accounting fees and accounting and legal services. Effective January 1, 2008, the monthly cost was further reduced to $10,000 per month.

The terms of the transition services agreement and the amendment and restatement of the agreement were negotiated between certain of Digital Angel’s executive officers and certain of our executive officers. These executive officers were independent of one another, and the terms of the agreement were based upon historical amounts incurred by Digital Angel for payment of such services to third parties. However, these costs may not necessarily be indicative of the costs which would be incurred by us as an independent stand alone entity.

The cost of these services to us was $0.5 million, $0.8 million and $0.5 million in the years ended December 31, 2007, 2006 and 2005, respectively. The cost of these services to us during 2008 was $0.1 million.

On August 20, 2008, Digital Angel and the Company agreed to terminate the amended and restated transition services agreement, with such termination being effective as of September 30, 2008.

Loan Agreement with Digital Angel

Until our initial public offering, we financed a significant portion of our operations and investing activities primarily through funds that Digital Angel provided. On December 27, 2005, we and Digital Angel entered into a loan agreement to memorialize the terms of existing advances to us and provide the terms under which Digital Angel would lend additional funds to us. We refer to this loan as the Digital Angel Loan. Through October 5, 2006, Digital Angel’s loan to us bore interest at the prevailing prime rate of interest as published by The Wall Street Journal. On October 6, 2006, we entered into an amendment to the loan agreement, which increased the principal amount available thereunder to $13.0 million, and we borrowed an additional $2.0 million under the agreement to make the second purchase price payment with respect to our acquisition of a wholly-owned subsidiary. In connection with that amendment, the interest rate was also changed to a fixed rate of 12% per annum. That amendment further provided that the loan matured on July 1, 2008, but could be extended at Digital Angel’s sole option through December 27, 2010.

On January 19, 2007, February 8, 2007, February 13, 2007 and February 29, 2008, we entered into further amendments to the Digital Angel Loan documents, which increased the maximum principal amount of indebtedness that we may incur to $14.5 million. On February 9, 2007, the effective date of our initial public offering, the loan ceased to be a revolving line of credit, and we have no ability to incur additional indebtedness under the Digital Angel Loan documents. The interest continues to accrue on the outstanding indebtedness at a rate of 12% per annum. Under the terms of the loan agreement, as amended, we were required to repay Digital Angel $3.5 million of principal and accrued interest upon the consummation of our initial offering. Accordingly, we paid Digital Angel $3.5 million on February 14, 2007. We were not obligated to repay an additional amount of the indebtedness until January 1, 2008. Effective with the payment of the $3.5 million, all interest which has accrued on the loan as of the last day of each month, commencing with the month in which such payment is made, will be added to the principal amount. A final balloon payment equal to the outstanding principal amount then due under the loan, plus all accrued and unpaid interest, was due on February 1, 2010.

On December 20, 2007, we entered into a letter agreement with Digital Angel, or the December 2007 Letter Agreement, which was amended on February 29, 2008, whereby we were required to pay $0.5 million to Digital Angel by December 21, 2007. In addition, we could prepay the outstanding principal amount before October 30, 2008 by providing Digital Angel with $10 million, plus (i) any accrued and unpaid interest between October 1, 2007 and the date of such prepayment, less (ii) the $0.5 million payment and any other principal payments made to reduce the outstanding principal amount between the date of the December 2007 Letter Agreement and the date of such prepayment. We were also required to register for resale all shares of our common stock that Digital Angel owned with the SEC and all applicable states within 120 days following the prepayment of outstanding principal amount. If prepayment of the outstanding principal amount was not made by 5:00 p.m. on October 30, 2008, the December 2007 Letter Agreement would expire.

On July 18, 2008, we used a portion of the proceeds of the Xmark Transaction to satisfy all of our outstanding obligations under the Digital Angel Loan.

Valens Financing

On February 29, 2008, we obtained financing in the form of a $8.0 million secured term note, or the Valens Note, with Valens Offshore SPV II, Corp., or the Lender. The Lender is an affiliate of Kallina Corporation and Laurus Master Fund, Ltd., which are Digital Angel’s lenders. The Note accrued interest at a rate of 12% per annum and had a maturity date of March 31, 2009. The terms of the Valens Note allowed for optional redemption by paying 100% of the principal amount, plus any amounts then owing under the Valens Note, plus $120,000, if such amounts were paid prior to the six-month anniversary of February 29, 2008, or $240,000, if such amounts were paid on or after the six-month anniversary of February 29, 2008. Pursuant to the corresponding securities purchase agreement among, we issued to the Lender 120,000 shares of our common stock.

On July 18, 2008, we used a portion of the proceeds of the Xmark Transaction to repay all of our outstanding obligations under the Valens Note.

February 2008 Letter Agreement with Digital Angel

We used part of the proceeds of the financing with the Lender to prepay $5.3 million of debt owed to Digital Angel pursuant to the Digital Angel Loan. In connection with the financing transaction with the Lender, we entered into a letter agreement with Digital Angel, dated February 29, 2008, under which we agreed, among other things, (i) to prepay the $5.3 million to Digital Angel, (ii) to amend the Digital Angel Loan documents to reduce the grace period from thirty days to five business days, (iii) to include a cross-default provision, under which an event of default under the Valens Note, if not cured within the greater of the applicable cure period or ten days after the occurrence thereof, is an event of default under the Digital Angel Loan, and (iv) to amend the December 2007 Letter Agreement. As a result of the $5.3 million payment, we are not required to make any further debt service payments to Digital Angel until September 1, 2009.

As consideration for providing financing to us, which in turn enabled us to make the $5.3 million prepayment to Digital Angel, Digital Angel issued to the Lender 230,000 shares of Digital Angel common stock. On July 18, 2008, we used a portion of the proceeds of the Xmark Transaction to repay all of our outstanding obligations under the Digital Angel Loan.

Supply and Development Agreement

Digital Angel was our sole supplier of the VeriChip under the supply and development agreement. It was terminated on November 12, 2008, in connection with our purchase of certain intellectual property from Digital Angel, except that product warranties continue to apply to products sold to the Company under that agreement subject to certain limitations, and the indemnification provisions survive through March 4, 2013 for claims associated with the products purchased under that agreement. For additional information regarding this purchase, see “Asset Purchase Agreement with Digital Angel” below.

May 2008 Letter Agreement with Digital Angel

In connection with the Xmark Transaction, on May 15, 2008, we and Digital Angel entered into a letter agreement. Under this letter agreement, the stock purchase agreement underlying the Xmark Transaction and the transactions contemplated thereby do not constitute an event of default under the Digital Angel Loan.

This letter agreement allowed Digital Angel to designate, from and after the date of the closing of the Xmark Transaction or upon a breach of the letter agreement, up to three (3) members of our Board of Directors, all of which shall be independent with the exception of Joseph J. Grillo, Digital Angel’s president and chief executive officer. Accordingly, upon the closing of the Xmark Transaction, Digital Angel designated Mr. Grillo to join our Board of Directors as the chairman. The letter agreement also provided that we pay to Digital Angel, upon the closing of the Xmark Transaction, (i) $250,000 as consideration for the execution of the guarantee between Digital Angel and The Stanley Works, and (ii) up to $250,000 for Digital Angel’s actual expenses, incurred or reasonably expected to be incurred by Digital Angel in connection with the Xmark Transaction. These amounts were expensed and included in determining the gain on sale of Xmark for the year ended December 31, 2008.

In addition, the letter agreement provided, among other things, that (i) we would limit all bonus and other special payments to those scheduled as of May 15, 2008, with any changes or new payments to be pre-approved by Digital Angel, (ii) Mr. Silverman would enter into a separation agreement with us, and (iii) Digital Angel would have access to our financial information.

On July 18, 2008, we a used a portion of the proceeds of the Xmark Transaction to pay $5.3 million in order to satisfy all outstanding monetary obligations under this letter agreement. On November 12, 2008, this letter agreement was terminated in connection with our purchase of certain intellectual property from Digital Angel, except for certain provisions relating to indemnification in connection with the stock purchase agreement with The Stanley Works. For additional information regarding this purchase, see “Asset Purchase Agreement with Digital Angel” below.

Asset Purchase Agreement with Digital Angel

On November 12, 2008, we entered into an asset purchase agreement with Digital Angel and Destron Fearing, a wholly-owned subsidiary of Digital Angel. The terms of the asset purchase agreement included the sale to us of patents related to an embedded bio-sensor system for use in humans, and the assignment of any rights of Digital Angel and Destron Fearing under a development agreement associated with the development of an implantable glucose sensing microchip. We also received covenants from Digital Angel and Destron Fearing that will permit the use of intellectual property of Digital Angel and Destron Fearing related to our VeriMed Health Link business without payment of ongoing royalties, as well as inventory and a limited period of technology support by Digital Angel and Destron Fearing. We paid Digital Angel and Destron Fearing $500,000 at the closing of the asset purchase agreement.

Also, pursuant to the asset purchase agreement, on November 12, 2008, Mr. Grillo resigned as our director.

Purchase Order with Digital Angel

On November 14, 2008, we purchased from Digital Angel the remaining inventory owned by Digital Angel related to our VeriMed Health Link business for approximately $162,000.

Related Party Transactions - Other Agreements

Transaction between Blue Moon and Steel Vault

On March 20, 2009, Steel Vault closed a debt financing transaction with Blue Moon for $190,000 pursuant to a secured convertible promissory note. The note was payable on demand after March 20, 2011, accrued interest at five percent per year compounded monthly and was secured by substantially all of Steel Vault’s assets pursuant to a security agreement between Steel Vault and Blue Moon. The note could be prepaid at any time without penalty.

Under the note, Blue Moon had the right, at any time, in its sole discretion to convert the entire unpaid principal amount and accrued and unpaid interest on the note into that number of shares of Steel Vault’s common stock at a price of $0.44 per share. Steel Vault could convert the note into its common stock anytime after a change in control of Steel Vault or if the average of the high and low trading prices of Steel Vault’s common stock as quoted on the OTC Bulletin Board was greater than 120% of the conversion price ($0.44 per share) over 20 consecutive trading days. However, as a condition of our obligation to consummate the transactions contemplated by the merger agreement, Steel Vault caused the note to be amended on terms reasonably acceptable to us to eliminate the convertible feature of such note. In addition, Blue Moon received a common stock purchase warrant from Steel Vault, which carries piggy-back registration rights, to purchase 108,000 shares of our common stock at a price of $0.44 per share. Following the Merger, the warrant is now exercisable for 54,000 shares of our common stock at a price of $0.88 per share. Steel Vault repaid both the principal and interest accrued thereon on the Blue Moon obligation in full on November 10, 2009 in the amounts of $190 and $6, respectively, and the warrant to purchase our common stock remains outstanding.

Related Party Financing

On June 4, 2009, we closed a debt financing transaction with Steel Vault for $500,000 pursuant to a secured convertible promissory note. The two year note was collectible on demand on or after June 4, 2010, accrued interest at a rate of twelve percent and was secured by substantially all of Steel Vault’s assets, including the assets of National Credit Report.Com, LLC and the security interest held by us on the assets was senior to any other security interest on the assets pursuant to a Subordination and Intercreditor Agreement between us and Blue Moon. The note could be prepaid at any time without penalty and matured on June 4, 2011. The unpaid principal and accrued and unpaid interest under the note could be converted at any time into common stock of Steel Vault at a price of $0.30 per share. The principal was convertible into 1,666,667 shares of Steel Vault common stock.

The financing transaction included a common stock purchase warrant sold to us to purchase 333,334 common shares of Steel Vault at a price of $0.30 per share, which we refer to as the Steel Vault Warrant. The Steel Vault Warrant was void after June 4, 2014. The note and Steel Vault Warrant were issued to us pursuant to a Convertible Note and Warrant Subscription Agreement, dated June 4, 2009, between us and Steel Vault, which provided that Steel Vault would file a registration statement for the public resale of the shares underlying the note and Steel Vault Warrant upon notice that we elected to convert all or part of the note into common stock of Steel Vault.

The financing transaction also included a guaranty of collection given by Mr. Caragol for the benefit of Steel Vault, for which Mr. Caragol received a common stock purchase warrant from Steel Vault to purchase 500,000 common shares of Steel Vault at a price of $0.30 per share.

Upon consummation of the Merger, we forgave the principal and interest due under the note and the Steel Vault Warrant was cancelled. Mr. Caragol received a common stock purchase warrant from us to purchase 250,000 common shares of our stock at a price of $0.60 per share in exchange for his Steel Vault warrant.

Financing Transaction with Optimus

On September 29, 2009, we entered into a Convertible Preferred Stock Purchase Agreement, or the Purchase Agreement, with Optimus Technology Capital Partners, LLC, or Optimus,  under which Optimus is committed to purchase up to $10 million shares of our convertible Series A Preferred Stock, or the Preferred Stock, in one or more tranches. Under the terms of the Purchase Agreement, from time to time and at our sole discretion, we may present Optimus with a notice to purchase such Preferred Stock (the “Notice”).

To facilitate the transactions contemplated by the Purchase Agreement, R & R Consulting Partners, LLC, a company controlled by Scott R. Silverman, the Company’s chairman and chief executive officer, loaned shares of common stock to Optimus equal to 135% of the aggregate purchase price for each tranche pursuant to Stock Loan Agreements between R & R Consulting Partners, LLC and Optimus. R & R Consulting Partners, LLC was paid $100 thousand fee in October 2009 plus will be paid 2% interest for the fair value of the loaned shares for entering into the stock loan arrangement. The aggregate amount of shares loaned under any and all Stock Loan Agreements, together with all other shares sold by or on our behalf pursuant to General Instruction I.B.6. to Form S-3, can not exceed one-third of the aggregate market value of the voting and non-voting common equity held by our non-affiliates in any 12 month period. R & R Consulting Partners, LLC may demand return of some or all of the borrowed shares (or an equal number of freely tradable shares of common stock) at any time on or after the six-month anniversary date such borrowed shares were loaned to Optimus, but no such demand may be made if there are any shares of Preferred Stock then outstanding. If a permitted return demand is made, Optimus is required to return the borrowed shares (or an equal number of freely tradable shares of common stock) within three trading days after such demand. Optimus may return the borrowed shares in whole or in part, at any time or from time to time, without penalty or premium. On September 29, 2009, October 8, 2009, and October 21, 2009, R & R Consulting Partners, LLC loaned Optimus 1.3 million, 800,000 and 600,000 shares, respectively, of our common stock.

Optimus is obligated to purchase such Preferred Stock on the tenth trading day after any Notice date, subject to satisfaction of certain closing conditions, including (i) that we are listed for and trading on a trading market, (ii) our representations and warranties set forth in the Purchase Agreement are true and correct as if made on each tranche date, (iii) Optimus shall have received a commitment fee of $800 thousand payable only on the first tranche closing date in the event the gross proceeds from the first tranche closing exceed $800 thousand; and (iv) that no such purchase would result in Optimus and its affiliates beneficially owning more than 9.99% of our common stock. In the event the closing bid price of our common stock during any one or more of the nine trading days following the delivery of a Notice falls below 75% of the closing bid price on the trading day prior to the Notice date and Optimus determines not to complete the tranche closing, then we may, at our option, proceed to issue some or all of the applicable shares, provided that the conversion price for the Preferred Stock that is issued shall reset at the lowest closing bid price for such nine trading day period.

In addition, our redemption of the Preferred Stock, to the extent such Preferred Stock shall not have been converted into shares of common stock, was mandatory in the event that we did not receive stockholder approval for the transactions described in the Purchase Agreement on or before March 31, 2010, which approval was obtained on November 10, 2009.

On September 29, 2009, we exercised the first tranche of this financing, to issue 296 shares of Preferred Stock, for a tranche amount of approximately $3.0 million. In support of this tranche, R & R Consulting Partners, LLC loaned Optimus 1.3 million shares of common stock. This tranche closed on October 13, 2009, and we received proceeds of approximately $3.0 million, less the fees due on the entire financing commitment of $800 thousand. On November 5, 2009, we closed the second tranche of this financing, issuing 166 shares of Preferred Stock, for a tranche amount of approximately $1.7 million.

In support of this tranche, R & R Consulting Partners, LLC loaned Optimus approximately 1.4 million shares of common stock.  We were required to issue make-whole shares to Optimus equal to a 35% premium if the Preferred Stock was redeemed prior the first anniversary of the issuance date.  On May 12, 2010, we sent Optimus a notice of our election to convert all of the outstanding shares of Preferred Stock into 2,729,452 shares of our common stock, which amount includes the make-whole shares.

Review, Approval or Ratification of Transactions with Related Parties

Our audit committee’s charter requires review and discussion of any transactions or courses of dealing with parties related to us that are significant in size or involve terms or other aspects that differ from those that would be negotiated with independent parties. Our nominating and governance committee’s charter requires review of any proposed related party transactions, conflicts of interest and any other transactions for which independent review is necessary or desirable to achieve the highest standards of corporate governance. It is also our unwritten policy, which policy is not otherwise evidenced, for any related party transaction that involves more than a de minimis obligation, expense or payment, to obtain approval by our Board of Directors prior to our entering into any such transaction. In conformity with our various policies on related party transactions, each of the above transactions discussed in this “Certain Relationships and Related Transactions” section has been reviewed and approved by our Board of Directors.

Director Independence

Effective November 10, 2009, Scott R. Silverman, our chief executive officer and executive chairman, William J. Caragol, our president, chief financial officer and director, Jared Shaw, R & R Consulting Partners, LLC, a Florida limited liability company owned by Mr. Silverman, and Blue Moon Energy Partners, LLC, a Florida limited liability company of which Mr. Silverman is a manager and controls a member and Mr. Caragol is a manager and member, entered into a voting agreement pursuant to which Mr. Silverman had voting control over all shares owned by Messrs. Caragol and Shaw and R&R and Blue Moon, in addition to the shares owned by Mr. Silverman, for a total of 9,630,038 shares of our common stock, or 50.1% of our outstanding common stock as of November 10, 2009. As a result, we were eligible for the “controlled company” exemption under the Nasdaq rules because we had more than 50% of the voting power for the election of directors held by an individual, and therefore, we were not required to maintain a majority of independent directors. However, in February, 2010, we ceased to be a “controlled company” because the percentage of stock Mr. Silverman had voting control over fell below 50.1% of our outstanding common stock, and on May 24, 2010, the voting agreement was terminated.

Currently, our Board of Directors determined that three of our six directors are independent under the standards of the Nasdaq Capital Market, Messrs. Cobb, Edelstein and Foland, and we therefore do not currently maintain a majority of independent directors. Since we are no longer a “controlled company,” we plan to phase in our compliance with the majority of independent directors requirement as permitted by the Nasdaq rules.

In addition, our compensation committee is not comprised solely of independent directors.  Under NASDAQ Rule 5605(d)(3), a NASDAQ-listed company is permitted to have, under limited and exceptional circumstances, one non-independent director on its compensation committee if the Board of Directors determines that such membership is in our and our stockholders' best interests.  We are applying this exemption to Mr. Krawitz.  Mr. Krawitz's experience as a chief executive officer and as an attorney provides him with knowledge concerning executive compensation arrangements.  In addition, Mr. Krawitz served as an executive officer of Digital Angel, our former parent company, and as a director of Steel Vault, which is now our wholly-owned subsidiary, and as such, Mr. Krawitz understands the historical context of our executive compensation and brings continuity to compensation deliberations.  Also, the Board of Directors expects that he will become independent on December 31, 2010.

For transactions, relationships or arrangements that were considered by the Board of Directors in determining whether each director was independent, please see “Certain Relationships and Related Transactions — Director and Officer Roles and Relationships” above.

AUDIT COMMITTEE REPORT

The audit committee monitors our accounting and financial reporting process to assist our Board of Directors. Management has primary responsibility for our financial statements, financial reporting processes and internal control over financial reporting. The independent auditors are responsible for performing an independent audit of our consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and evaluating the effectiveness of internal controls and issuing a report thereon. The audit committee’s responsibility is to select the independent auditors and monitor and oversee our accounting and financial reporting processes, including our internal controls over financial reporting, and the audits of our financial statements.

The audit committee regularly met and held discussions with management and the independent auditors. In the discussions related to our consolidated financial statements for fiscal year 2009, management represented to the audit committee that such consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles. The audit committee reviewed and discussed with management and the independent auditors the audited consolidated financial statements for fiscal year 2009.

In fulfilling its responsibilities, the audit committee discussed with the independent auditors the matters that are required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. In addition, the audit committee received from the independent auditors the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence. In connection with this discussion, the audit committee also considered whether the provision of services by the independent auditors not related to the audit of our financial statements for fiscal year 2009 is compatible with maintaining the independent auditors’ independence. The audit committee’s policy is that all services rendered by our independent auditor are either specifically approved or are pre-approved and are monitored both as to spending level and work content to maintain the appropriate objectivity and independence of the independent auditor. The audit committee’s policy provides that the audit committee has the ultimate authority to approve all audit engagement fees and terms and that the audit committee shall review, evaluate and approve the annual engagement proposal of the independent auditor.

Based upon the audit committee’s discussions with management and the independent auditors and the audit committee’s review of the representations of management and the report and letter of the independent auditors provided to the audit committee, the audit committee recommended to the Board of Directors that the audited consolidated financial statements for the year ended December 31, 2009 be included in our Annual Report on Form 10-K, for filing with the SEC.

The Audit Committee

Steven R. Foland

Jeffrey S. Cobb

Barry M. Edelstein

The audit committee report above shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except to the extent that we specifically incorporate it by reference into such filing.

(Proposal 2)

RATIFICATION OF THE APPOINTMENT OF EISNER LLP AS THE COMPANY’S INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2010

The audit committee has appointed Eisner LLP to serve as our independent registered public accounting firm for the year ending December 31, 2010, subject to ratification by our stockholders. Eisner LLP audited our consolidated financial statements for the year ended December 31, 2009.

A representative of Eisner LLP is expected to be present, in person or by telephone, at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. The Eisner LLP representative will also be available to respond to appropriate questions from stockholders.

AUDIT AND NON-AUDIT FEES

For the fiscal years ended December 31, 2009 and 2008, fees for services provided by Eisner LLP were as follows:

	2009	2008
A. Audit Fees	$185,600	$451,143
B. Audit-Related Fees (review of registration statements and other SEC filings)	$80,300	$44,320
C. Tax Fees (tax-related services, including income tax advice regarding income taxes within the United States)	—	—
D. All other fees (acquisition due diligence services)	—	—
Total Fees	$265,900	$495,463

Pre-Approval Policies and Procedures

The audit committee has a policy for the pre-approval of all auditing services and any provision by the independent auditors of any non-audit services the provision of which is not prohibited by the Exchange Act or the rules of the SEC under the Exchange Act. Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the audit committee, if it is to be provided by the independent auditor. All fees for independent auditor services will require specific pre-approval by the audit committee. Any fees for pre-approved services exceeding the pre-approved amount will require specific pre-approval by the audit committee. The audit committee will consider whether such services are consistent with the SEC’s rules on auditor independence.

All services provided by and all fees paid to Eisner LLP in fiscal 2009 and 2008 were pre-approved by our audit committee, in accordance with its policy. None of the services described above were approved pursuant to the exception provided in Rule 2-01(c)(7)(i)(C) of Regulations S-X promulgated by the SEC.

Vote Required

To approve this proposal, the affirmative vote of a majority of the votes cast by the stockholders represented in person or represented by proxy at the Annual Meeting and entitled to vote is required. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR ratification of the appointment of Eisner LLP as our independent registered public accounting firm for the year ending December 31, 2010.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR ratification of the appointment of Eisner LLP as our independent registered public accounting firm for the year ending December 31, 2010.

(Proposal 3)

APPROVAL OF AN AMENDMENT TO AND RESTATEMENT OF THE

POSITIVEID CORPORATION 2009 STOCK INCENTIVE PLAN TO

INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK ISSUABLE UNDER THE PLAN FROM

5,000,000 TO 8,000,000 SHARES

A proposal will be presented at the Annual Meeting to amend and restate the PositiveID Corporation 2009 Stock Incentive Plan, or Stock Incentive Plan, to increase the number of authorized shares of common stock issuable under the Stock Incentive Plan from 5,000,000 to 8,000,000 shares. The complete text of the amendment to and restatement of the Stock Incentive Plan is set forth in Appendix A to this Proxy Statement, and stockholders are urged to review it together with the following information, which is qualified in its entirety by reference to Annex A.

The Board of Directors recently approved an amendment to the Stock Incentive Plan subject to stockholder approval. The amendment to the Stock Incentive Plan provides for an increase in the aggregate number of authorized shares of common stock issuable under the Stock Incentive Plan from 5,000,000 to 8,000,000. The amendment to and restatement of the Stock Incentive Plan will not be effective absent stockholder approval.  As of the date of the approval of the amendment by the Board of Directors, awards to purchase a total of 60,000 common shares were outstanding under the Stock Incentive Plan, and 1,219,284 shares remained available for future grants.

The Stock Incentive Plan is designed so that incentive stock option awards granted pursuant to its terms would generally be subject to the favorable tax treatment provided to recipients of incentive stock options under Section 422 of the Internal Revenue Code of 1986. The Stock Incentive Plan also is designed so that stock option and certain restricted and other cash and stock awards granted pursuant to its terms would generally not be subject to the tax deduction limits of Section 162(m) of the Internal Revenue Code of 1986. Section 162(m) prevents a publicly held corporation from claiming tax deductions for annual compensation in excess of $1,000,000 to certain of its senior executives. The executives subject to the limitations of Section 162(m) include any individual who, as of the last day of the corporation’s taxable year, is the corporation’s chief executive officer or among the three highest compensated officers other than the chief executive officer. Compensation is exempt from this limitation if it is qualified “performance-based compensation.”

The purpose of this proposal is to request stockholder approval of the increase in the number of shares of common stock issuable under the Stock Incentive Plan from 5,000,000 to 8,000,000 to qualify incentive stock awards under the Stock Incentive Plan for favorable tax treatment and to comply with the stockholder approval requirements of NASDAQ Rule 5635(c).

The following is a summary of the material terms of the amended and restated Stock Incentive Plan that stockholders are being asked to approve.

Description of the Amendment to and Restatement of the Stock Incentive Plan, Subject to Stockholder Approval

The following summary of the Stock Incentive Plan is qualified in its entirety by the terms of the Stock Incentive Plan, which are attached to this proxy as Annex A.

Purpose.

The purposes of the Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees and consultants and to promote the long-term success of its business and to link participants’ directly to stockholder interests through increased stock ownership.

Awards.

The Stock Incentive Plan provides for awards of incentive stock options, nonqualified stock options, restricted stock awards, performance units, performance shares, stock appreciation rights, cash awards and other stock based awards. The board of directors may adopt plans applicable to particular subsidiaries. With limited exceptions, the rules of such plans may take precedence over other provisions of the Stock Incentive Plan, but may not offer the material terms of the Stock Incentive Plan.

Stock Subject to the Stock Incentive Plan.

Under the Stock Incentive Plan, the aggregate number of shares of common stock that may be subject to awards under the Stock Incentive Plan, subject to adjustment upon a change in capitalization, is 8 million shares, which is approximately 21% of the fully diluted shares outstanding. Such shares of common stock may be authorized, but unissued, or reacquired shares of common stock. Shares of common stock that were subject to Stock Incentive Plan awards that expire or become unexercisable without having been exercised in full shall become available for future awards under the Stock Incentive Plan.

Administration.

The Stock Incentive Plan may be administered by the board of directors or by one or more committees of the board, or the Administrator. The board may require that the Administrator be constituted to comply with Rule 16b-3 of the Exchange Act, Section 162(m) of the Code, or both. Subject to the provisions of the Stock Incentive Plan, the Administrator has the power to determine the terms of each award granted, including the exercise price, the number of shares subject to the award and the exercisability thereof. In accordance with applicable law, the board may, by a resolution adopted by the board, authorize one or more of our officers to designate officers (other than the officer so authorized) and employees to be recipients of stock options and determine the number of stock options to be granted. Such a board resolution must specify the total number and the terms, including exercise price, of the stock options that our officer or officers may grant.

Eligibility.

The Stock Incentive Plan provides that the Administrator may grant awards to our affiliates’ employees and consultants, including non-employee directors. Currently, we and our affiliates have approximately 18 employees and 4 non-employee directors who would be potentially eligible for awards under the Stock Incentive Plan. The Administrator may grant incentive stock options only to employees. A grantee who has received a grant of an award may, if he is otherwise eligible, receive additional award grants. The Administrator selects the grantees and determines the number of shares of common stock to be subject to each award. In making such determination, the Administrator shall take into account the duties and responsibilities of the employee or consultant, the value of his services, his potential contribution to our success, the anticipated number of years of future service and other relevant factors. The Administrator may not grant to any employee, in any fiscal year, stock options to purchase more than 1,500,000 shares of common stock.

 Maximum Term and General Terms and Conditions of Awards.

The maximum term of any stock option granted under the Stock Incentive Plan generally may not exceed ten years.

Each award granted under the Stock Incentive Plan is evidenced by a written agreement between the grantee and us and is subject to the following general terms and conditions:

(a) Termination of Employment.  If a grantee’s continuous status as an employee or consultant terminates (other than upon the grantee’s death, disability, Retirement, Termination for Cause, or Termination by Employer Not for Cause (each defined below)), the grantee may exercise his unexercised option or stock appreciation right, but only within such period of time as is determined by the Administrator (with such determination being made at the time of grant and not exceeding three months in the case of an incentive stock option) and only to the extent that the grantee was entitled to exercise it at the date of such termination (but in no event may the option or stock appreciation right be exercised later than the expiration of the term of such award as set forth in the award agreement). A grantee’s restricted stock award shall be forfeited, to the extent it is forfeitable immediately before the date of such termination, or settled by delivery of the appropriate number of unrestricted shares, to the extent it is nonforfeitable. A grantee’s performance shares or performance units with respect to which the performance period has not ended as of the date of such termination shall terminate.

(b) Disability.  If a grantee’s continuous status as an employee or consultant terminates as a result of permanent and total disability (as defined in Section 22(e)(3) of the Code), unless otherwise provided by the Award Agreement, such termination shall have no effect on the grantee’s outstanding awards. The grantee’s outstanding awards shall continue to vest and remain outstanding and exercisable until they expire in accordance with their terms. However, in the case of an incentive stock option, any option not exercised within 12 months after the date of such termination will be treated as a nonqualified stock option.

(c) Death.  If a grantee’s continuous status as an employee or consultant terminates as a result of the grantee’s death, unless otherwise provided by the Award Agreement, such termination shall have no effect on the grantee’s outstanding awards. The grantee’s outstanding awards shall continue to vest and remain outstanding and exercisable until they expire in accordance with their terms. However, in the case of an incentive stock option, any option not exercised within 12 months after the date of such termination will be treated as a nonqualified stock option.

(d) Termination for Cause.  If a grantee’s continuous status as an employee or consultant is terminated for Cause, or grantee violates any of the terms of their employment after they have become vested in any of their rights under the Stock Incentive Plan, the grantee’s full interest in such rights shall terminate on the date of such termination of employment and all rights thereunder shall cease. Cause shall mean gross negligence, willful misconduct, flagrant or repeated violations of our policies, rules or ethics, a material breach by the grantee of any employment agreement between the grantee and us, intoxication, substance abuse, sexual or other unlawful harassment, disclosure of confidential or proprietary information, engaging in a business competitive with our business, or dishonest, illegal or immoral conduct.

(e) Termination by Employer Not for Cause.  If a grantee’s continuous status as an employee or consultant is terminated by the employer without Cause (Termination by Employer Not for Cause), then,

unless otherwise provided by the Award Agreement, such termination shall have no effect on grantee’s outstanding awards. Grantee’s awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an incentive stock option, any option not exercised within 3 months of the date of termination of employment due to Termination by Employer Not For Cause will be treated as a nonqualified stock option. In the case of a grantee who is a director, the grantee’s service as a director shall be deemed to have been terminated without Cause if the grantee ceases to serve in such a position solely due to the failure to be reelected or reappointed, as the case may be, and such failure is not a result of an act or omission which would constitute Cause.

(f) Retirement of Grantee.  If a grantee’s continuous status as an employee or consultant terminates after the grantee’s attainment of age 65 (Retirement), then, unless otherwise provided by the Award Agreement, such termination shall have no effect on grantee’s outstanding awards. The grantee’s awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an incentive stock option, any option not exercised within 3 months of the termination of grantee’s continuous status as an employee or consultant due to Retirement will be treated as a nonqualified stock option.

(g) Nontransferability of Awards.  Generally, an award granted under the Stock Incentive Plan is not transferable by the grantee, other than by will or the laws of descent and distribution, and is exercisable during the grantee’s lifetime only by the grantee. In the event of the grantee’s death, an option or stock appreciation right may be exercised by a person who acquires the right to exercise the award by bequest or inheritance.

Terms and Conditions of Options.

Each option granted under the Stock Incentive Plan is subject to the following terms and conditions:

(a) Exercise Price.  The Administrator determines the exercise price of options to purchase shares of common stock at the time the options are granted. As a general rule, the exercise price of an option must be no less than 100% of the fair market value of the common stock on the date the option is granted. The Stock Incentive Plan provides exceptions for certain options granted in connection with our acquisition of another corporation or granted as inducements to an individual’s commencing employment with us.

(b) Exercise of the Option.  Each award agreement specifies the term of the option and the date when the option is to become exercisable. The terms of such vesting are determined by the Administrator. An option is exercised by giving written notice of exercise to us, specifying the number of full shares of common stock to be purchased and by tendering full payment of the purchase price to us.

(c) Form of Consideration.  The consideration to be paid for the shares of common stock issued upon exercise of an option is determined by the Administrator and set forth in the award agreement. Such form of consideration may vary for each option, and may consist of any combination of cash, cashless exercise, and as permitted by the Administrator, promissory note, other shares of our common stock, or any other legally permissible form of consideration as may be provided in the Stock Incentive Plan and the Award Agreement.

(d) Value Limitation.  If the aggregate fair market value of all shares of common stock subject to a grantee’s incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonqualified options.

(e) Other Provisions.  The award agreement may contain such other terms, provisions and conditions not inconsistent with the Stock Incentive Plan as may be determined by the Administrator. Shares of common stock covered by options which have terminated and which were not exercised prior to termination will be returned to the Stock Incentive Plan.

Stock Appreciation Rights.

The Administrator may grant stock appreciation rights in tandem with an option or alone and unrelated to an option. Tandem stock appreciation rights shall expire no later than the expiration of the related option. Stock appreciation rights may be exercised by the delivery to us of a written notice of exercise. The exercise of a stock appreciation right will entitle the grantee to receive the excess of the fair market value of a share of common stock on the exercise date over the exercise price for each share of common stock with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right will be in shares of common stock. No employee shall be granted, in any fiscal year, stock appreciation rights with respect to more than 1,000,000 shares of common stock.

Restricted Stock Awards.

The Administrator may grant awards of restricted shares of common stock in such amount and upon such terms and conditions as the Administrator specifies in the award agreement. The Administrator may or may not grant awards of performance-based restricted stock. Only the compensation committee of the board of directors may serve as the Administrator with respect to awards of performance-based restricted stock.

 Restricted Stock Other Than Performance-Based Restricted Stock.

Restricted stock other than performance-based restricted stock may be granted to employees and consultants and may be subject to one or more contractual restrictions applicable generally or to a grantee in particular, as established at the time of grant and as set forth in the related restricted stock agreement. The restricted stock agreement sets forth the conditions, if any, which will need to be satisfied before the grant will be effective and the conditions, if any, under which the grantee’s interest in the restricted shares will be forfeited. As soon as practicable after a grant has become effective, the shares will be registered to or for the benefit of the grantee, but subject to any forfeiture conditions established by the Administrator. The restricted stock agreement states whether the grantee has the right to receive any cash dividends paid with respect to the restricted shares. If the grantee has no right to receive cash dividends, the Award Agreement may give the grantee the right to receive a cash payment in the future in lieu of the dividend payments, provided certain conditions are met. Common share dividends declared on the restricted shares after grant but before the shares are forfeited or become nonforfeitable are treated as part of the grant of the related restricted shares. A grantee has the right to vote the restricted shares after grant until they are forfeited or become nonforfeitable.

Restricted shares may vest in installments or in lump sum amounts upon satisfaction of the stipulated conditions. If the restrictions are not satisfied, the shares are forfeited and again become available under the Stock Incentive Plan.

In the case of restricted stock grants that vest only on the satisfaction of performance objectives, the Administrator determines the performance objectives to be used in connection with restricted stock awards and the extent to which such objectives have been met. Performance objectives may vary from participant to participant and between groups of participants and shall be based upon such performance factors and criteria as the Administrator in its sole discretion selects.

Performance-Based Restricted Stock.

The Administrator may make grants of performance-based restricted stock to employees and consultants. The Administrator has absolute discretion to establish the performance criteria that will be applicable to each grant and to determine the percentage of shares that will be granted upon various levels of attainment of the performance criteria. To comply with Section 162(m) of the Code, the establishment of the performance criteria and the determination of the grant formula must be made at the time of grant, but in no event later than 90 days after the commencement of the performance measurement period. The Administrator can select the performance criteria that will be applicable to a grant of performance-based restricted shares from the following list: (1) stock price; (2) average annual growth in earnings per share; (3) increase in stockholder value; (4) earnings per share; (5) net income; (6) return on assets; (7) return on stockholders’ equity; (8) increase in cash flow; (9) operating profit or operating margins; (10) our revenue growth; or (11) operating expenses.

The related performance-based restricted stock agreement sets forth the applicable performance criteria and the deadline for satisfying the performance criteria. No grant of performance-based restricted shares is effective until the Administrator certifies that the applicable conditions (including performance criteria) have been timely satisfied.

The Administrator may also make grants of performance-based restricted stock subject to one or more objective employment, performance or other forfeiture conditions applicable generally or to a grantee in particular, as established by the Administrator at the time of grant and as set forth in the related performance-based restricted stock agreement. The performance-based restricted stock agreement sets forth the conditions, if any, under which the grantee’s interest in the performance-based restricted shares will be forfeited. If the grant or forfeiture conditions with respect to performance-based restricted shares are not satisfied, the shares are forfeited and again become available under the Stock Incentive Plan.

As soon as practicable after a grant has become effective, the shares are registered to or for the benefit of the grantee, but subject to any forfeiture conditions established by the Administrator. The performance-based restricted stock agreement states whether the grantee has the right to receive any cash dividends paid with respect to the performance-based restricted shares. If the grantee has no right to receive cash dividends, the agreement may give the grantee the right to receive a cash payment in the future in lieu of the dividend payments, provided certain conditions are met. Common share dividends declared on the performance-based restricted shares after grant but before the shares are forfeited or become nonforfeitable are treated as part of the grant of the related restricted shares. A grantee has the right to vote the performance-based restricted shares after grant until they are forfeited or become nonforfeitable.

No more than 1,500,000 performance-based restricted shares may be granted to a grantee in any calendar year.

 Performance Units and Performance Shares.

The Administrator may grant awards of performance units and performance shares in such amounts and upon such terms and conditions, including the performance goals and the performance period, as the Administrator specifies in the award agreement. The Administrator will establish an initial value for each performance unit on the date of grant.

The initial value of a performance share will be the fair market value of a share of common stock on the date of grant. Payment of earned performance units or performance shares will occur following the close of the applicable performance period and in the form of cash, shares of common stock or a combination of cash and shares of common stock.

Cash Awards.

The Administrator may grant cash awards to a grantee. The amount of any cash award in any fiscal year of the Company will not exceed the greater of $300,000 or 100% of the grantee’s cash compensation for such fiscal year. The Administrator may grant cash awards intended to be performance-based, using the same criteria applicable to performance-based restricted stock.

Other Stock Based Awards.

The Administrator may grant other stock-based awards in such amount and upon such terms and conditions as determined by the Administrator. Such awards many include the grant of shares of common stock based on certain conditions, the payment of cash based on the performance of our common stock and the grant of securities convertible into shares of common stock.

Adjustment upon Changes in Capitalization.

In the event of changes in our outstanding stock because of any stock splits, reverse stock splits, stock dividends, combination or reclassification or other change in its capital structure, an appropriate adjustment shall be made by the board of directors in: (i) the number of shares of common stock subject to the Stock Incentive Plan; (ii) the number and class of shares of common stock subject to any award outstanding under the Stock Incentive Plan; and (iii) the exercise price of any such outstanding award. The determination of the board of directors as to which adjustments shall be made shall be conclusive.

Change in Control.

In the event of a Change in Control, each outstanding award not yet fully exercisable and vested on the date of such transaction shall become fully exercisable and vested on the date of such transaction in most cases. Generally, a Change in Control means the acquisition by any person, of 50 percent or more of our combined voting power then outstanding securities, the approval by our stockholders of a merger or consolidation of us, the effective date of a complete liquidation of us, or consummation of an agreement for the sale of substantially all of our assets.

In the event of a Change in Control, in addition to the above, the Administrator, in its sole discretion, may take any of the following actions, in its sole discretion: (a) provide for the purchase of any award for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such award; (b) make such adjustment to the awards then outstanding as the Administrator deems appropriate to reflect such transaction or change; and/or (c) provide that each outstanding award shall be assumed or substituted by any successor corporation.

Amendment and Termination of the Stock Incentive Plan.

The board of directors may at anytime amend, alter, suspend or terminate the Stock Incentive Plan. We must obtain stockholder approval of any amendment to the Stock Incentive Plan in such a manner and to such a degree as is necessary and desirable to comply with Rule 16b-3 of the Exchange Act or Section 422 or Section 162(m) of the Code (or any other applicable law or regulation, including the requirements of any exchange or quotation system on which our common stock is listed or quoted). No amendment or termination of the Stock Incentive Plan will impair the rights of any grantee, unless mutually otherwise agreed between the grantee and us, which agreement must be in writing and signed by the grantee and us. In any event, the Stock Incentive Plan shall terminate on September 15, 2019. Any awards outstanding under the Stock Incentive Plan at the time of its termination shall remain outstanding until they expire by their terms.

Federal Income Tax Consequences

As previously stated, pursuant to the Stock Incentive Plan, we may grant either “incentive stock options,” as defined in Section 422 of the Code, nonqualified options, restricted stock, stock appreciation rights, stock awards, performance units, performance shares, cash awards or other stock based awards.

An optionee who receives an incentive stock option grant will not recognize any taxable income either at the time of grant or exercise of the option, although the exercise may subject the optionee to the alternative minimum tax.

Upon the sale or other disposition of the shares more than two years after the grant of the option and one year after the exercise of the option, any gain or loss will be treated as a long-term or short-term capital gain or loss, depending upon the holding period. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or disposition equal to the difference between the exercise price and the lower of (a) the fair market value of the shares at the date of the option exercise or (b) the sale price of the shares. We will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

All options that do not qualify as incentive stock options are referred to as nonqualified options. An optionee will not recognize any taxable income at the time he or she receives a nonqualified option grant. However, upon exercise of the nonqualified option, the optionee will recognize ordinary taxable income generally measured as the excess of the fair market value of the shares purchased on the date of exercise over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also our employee will be subject to withholding tax. Upon the sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the option will be treated as long-term or short-term capital gain or loss, depending on the holding period. We will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonqualified option.

With respect to stock awards, stock appreciation rights, performance units and performance shares that may be settled either in cash or in shares of common stock that are either transferable or not subject to a substantial risk of forfeiture under Section 83 of the Code, the grantee will realize ordinary taxable income, subject to tax withholding, equal to the amount of the cash or the fair market value of the shares of common stock received. We will be entitled to a deduction in the same amount and at the same time as the compensation income is received by the participant.

With respect to shares of common stock that are both nontransferable and subject to a substantial risk of forfeiture the participant will realize ordinary taxable income equal to the fair market value of the shares of common stock at the first time the shares of common stock are either transferable or not subject to a substantial risk of forfeiture. We will be entitled to a deduction in the same amount and at the same time as the ordinary taxable income is realized by the grantee.

At the discretion of the Administrator, the Stock Incentive Plan allows a participant to satisfy tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an award by electing to have Shares withheld, and/or delivering to us already-owned Shares.

We will be entitled to a tax deduction for performance-based compensation in connection with an award only in an amount equal to the ordinary income realized by the participant and at the time the participant recognizes such income, and if applicable withholding requirements are met. In addition, Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to our chief executive officer and to each of our three other most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if it complies with certain conditions imposed by rules under Code Section 162(m) (including the establishment of a maximum number of shares with respect to which awards may be granted to any one employee during one year) and if the material terms of such compensation are disclosed to and approved by our stockholders. We have structured the Stock Incentive Plan with the intention that compensation resulting from awards under the Stock Incentive Plan can qualify as “performance-based compensation” and, if so qualified, would be deductible. Such continued treatment is subject to, among things, approval of the Stock Incentive Plan by our stockholders; accordingly we are seeking such approval.

The foregoing is only a summary of the effect of federal income taxation upon the grantee and us with respect to the grant and exercise of awards under the Stock Incentive Plan, does not purport to be complete, and does not discuss the tax consequences of the grantee’s death or the income tax laws of any municipality, state or foreign country in which a grantee may reside.

Plan Benefits under the Stock Incentive Plan

Because future awards under the Stock Incentive Plan will be granted in the discretion of the compensation committee, the type, number, recipients, and other terms of such awards cannot be determined this time. Information regarding our recent practices with respect to incentive awards and stock-based compensation under existing plans is presented in the “Summary Compensation Table” and these related tables: “2009 Grants of Plan-Based Awards,” “Outstanding Equity Awards as of December 31, 2009,” and “2009 Option Exercises and Stock Vesting,” elsewhere in this proxy statement, and in our financial statements for the fiscal year ended December 31, 2009 that accompanies this proxy statement.

If stockholders decline to approve the amended and restated Stock Incentive Plan, awards may continue to be granted under the existing Stock Incentive Plan and our other compensation plans.

Equity Compensation Plan Information

The following table presents information regarding options and rights outstanding under our compensation plans as of December 31, 2009:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted- average exercise price per share of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders(1)	3,902,067	$1.32	3,311,680
Equity compensation plans not approved by security holders(2)	313,122	$6.83	—

Total	4,215,189	$1.73	3,311,680

(1)   Includes approximately 2.0 million options and shares that have been granted under the Stock Incentive Plan as of December 31, 2009.  As of December 31, 2009, no SARs have been granted and 3.0 million shares may be granted under the Stock Incentive Plan. A narrative description of the material terms of our equity compensation plans is set forth in Note 6 to our consolidated financial statements for the year ended December 31, 2009.

(2)   In addition, we have made grants outside of our equity plans and have outstanding options exercisable for 313,122 shares of our common stock. These options were granted as an inducement for employment or for the rendering of consulting services.

Vote Required

To approve this proposal, the affirmative vote of a majority of the votes cast by the stockholders represented in person or represented by proxy at the Annual Meeting and entitled to vote is required. Unless a contrary choice is specified, proxies solicited by the Board of Directors will be voted FOR ratification of the approval of an amendment to and restatement of the PositiveID Corporation 2009 Stock Incentive Plan to increase the number of authorized shares of common stock issuable under the plan from 5,000,000 to 8,000,000 shares.

Recommendation of the Board of Directors

The Board of Directors recommends a vote FOR ratification of the approval of an amendment to and restatement of the PositiveID Corporation 2009 Stock Incentive Plan to increase the number of authorized shares of common stock issuable under the plan from 5,000,000 to 8,000,000 shares.

OTHER MATTERS

Stockholder Proposals for 2011 Annual Meeting. Stockholder proposals intended to be included in our 2011 Proxy Statement must be submitted in writing to our Secretary no later than June 29, 2011, pursuant to Rule 14a-8 of the Exchange Act. However, if we change the date of our 2011 Annual Meeting by more than 30 days from the date of our 2010 Annual Meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials for the 2011 Annual Meeting. Proposals by stockholders to be presented at our 2011 Annual Meeting (but not intended to be included in our 2011 Proxy Statement) must be submitted in writing to our Secretary no earlier than August 5, 2011, but no later than September 4, 2011, in accordance with our bylaws; however, in the event that 2011 Annual Meeting is called for a date that is not within 45 days before or after the anniversary date of our 2010 Annual Meeting, to be timely, the stockholder’s notice must be received not earlier than the opening of business on the 120th day before the 2011 Annual Meeting and not later than the later of (x) the close of business on the 90th day before the 2011 Annual Meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the 2011 Annual Meeting is made. Otherwise, the proxies named by our Board of Directors may exercise discretionary voting authority with respect to the stockholder proposal, without any discussion of the proposal in our proxy materials.

Multiple Stockholders Sharing the Same Address. Regulations regarding the delivery of copies of proxy materials and annual reports to stockholders permit us, banks, brokerage firms and other nominees to send one annual report and proxy statement to multiple stockholders who share the same address under certain circumstances, unless contrary instructions are received from stockholders. This practice is known as “householding.” Stockholders who hold their shares through a bank, broker or other nominee may have consented to reducing the number of copies of materials delivered to their address. In the event that a stockholder wishes to request delivery of a single copy of annual reports or proxy statements or to revoke a “householding” consent previously provided to a bank, broker or other nominee, the stockholder must contact the bank, broker or other nominee, as applicable, to revoke such consent. In any event, if a stockholder wishes to receive a separate proxy statement for the 2010 annual meeting of stockholders, the stockholder may receive printed copies by contacting Allison Tomek, Investor Relations, 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445 by mail or by calling Allison Tomek at (561) 805-8008.

Any stockholders of record sharing an address who now receive multiple copies of our annual reports and proxy statements, and who wish to receive only one copy of these materials per household in the future should also contact Allison Tomek, Investor Relations, by mail or telephone, as instructed above. Any stockholders sharing an address whose shares of common stock are held by a bank, broker or other nominee who now receive multiple copies of our annual reports and proxy statements, and who wish to receive only one copy of these materials per household, should contact the bank, broker or other nominee to request that only one set of these materials be delivered in the future.

Financial Statements. Our consolidated financial statements for the year ended December 31, 2009 are included in our 2009 Annual Report to Stockholders. Copies of the Annual Report are being sent to our stockholders concurrently with the mailing of this proxy statement. The Annual Report does not form any part of the material for the solicitation of proxies.

Other Matters. At the date hereof, there are no other matters which the Board of Directors intends to present or has reason to believe others will present at the Annual Meeting. If other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.

The form of proxy and this proxy statement have been approved by the Board of Directors and are being mailed and delivered to stockholders by its authority.

WILLIAM J. CARAGOL

President and Chief Financial Officer

Delray Beach, Florida
October 22, 2010

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ANNEX A

POSITIVEID CORPORATION

2009 STOCK INCENTIVE PLAN,

as Amended and Restated

1. Purposes of the Plan.  The purposes of this Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants, and to promote the long-term success of the Company’s business and to link participants’ directly to stockholder interests through increased stock ownership. Awards granted under the Plan may be Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Units, Performance Shares, Cash Awards and Other Stock Based Awards.

2. Definitions.  As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any Committee or Officer as shall be administering the Plan, in accordance with Section 4 of the Plan.

(b) “Affiliate” means a Parent, a Subsidiary, an entity that is not a Parent or Subsidiary but which has a direct or indirect ownership interest in the Company or in which the Company has a direct or indirect ownership interest, an entity that is a customer or supplier of the Company, an entity that renders services to the Company, or an entity that has an ownership or business affiliation with any entity previously described in this Section 2(b).

(c) “Applicable Law” means the legal requirements relating to the administration of the Plan under applicable federal, state, local and foreign corporate, tax and securities laws, and the rules and requirements of any stock exchange or quotation system on which the Common Stock is listed or quoted.

(d) “Award” means an Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit or Performance Share, Cash Award or Other Stock Based Award granted under the Plan.

(e) “Award Agreement” means the agreement, notice and/or terms or conditions by which an Award is evidenced, documented in such form (including by electronic communication) as may be approved by the Administrator.

(f) “Board” means the Board of Directors of the Company.

(g) “Cash Award” means an award payable in the form of cash.

(h) “Change in Control” means the happening of any of the following:

(i) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities entitled generally to vote in the election of the Board (other than the occurrence of any contingency);

(ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or entity, which is consummated, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iii) the effective date of a complete liquidation of the Company or the consummation of an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, which in both cases are approved by the stockholders of the Company as may be required by law.

(i) “Code” means the Internal Revenue Code of 1986, as amended.

(j) “Committee” means a committee appointed by the Board in accordance with Section 4 of the Plan.

(k) “Compensation Committee” means the Compensation Committee of the Board.

(l) “Common Stock” means the common stock, $.01 par value, of the Company.

(m) “Company” means PositiveID Corporation.

(n) “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate and who is compensated for such services, including without limitation non-Employee Directors. In addition, as used herein, “consulting relationship” shall be deemed to include service by a non-Employee Director as such.

(o) “Continuous Status as an Employee or Consultant” means that the employment or consulting relationship is not interrupted or terminated by the Company or Affiliate, as applicable. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved in writing by the Board, an Officer, or a person designated in writing by the Board or an Officer as authorized to approve a leave of absence, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute, or (ii) transfers between locations of the Company or between the Company, a Parent, a Subsidiary or successor of the Company; or (iii) a change in the status of the Grantee from Employee to Consultant or from Consultant to Employee.

(p) “Covered Stock” means the Common Stock subject to an Award.

(q) “Date of Grant” means the date on which the Administrator makes the determination granting the Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Grantee within a reasonable time after the Date of Grant.

(r) “Date of Termination” means the date on which a Grantee’s Continuous Status as an Employee or Consultant terminates.

(s) “Director” means a member of the Board or a member of the Board of Directors of a Parent or Subsidiary.

(t) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(u) “Employee” means any person, including Officers and Directors, employed by the Company or any Affiliate. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(w) “Fair Market Value” means the value of a share of Common Stock. If the Common Stock is actively traded on any national securities exchange, including, but not limited to, the NASDAQ Stock Market or the New York Stock Exchange, Fair Market Value shall mean the closing price at which sales of Common Stock shall have been sold on the date of determination, as reported by any such exchange selected by the Administrator on which the shares of Common Stock are then traded. If the shares of Common Stock are not actively traded on any such exchange, Fair Market Value shall mean the arithmetic mean of the bid and asked prices for the shares of Common Stock on the most recent trading date within a reasonable period prior to the determination date as reported by such exchange. If there are no bid and asked prices within a reasonable period or if the shares of Common Stock are not traded on any exchange as of the determination date, Fair Market Value shall mean the fair market value of a share of Common Stock as determined by the Administrator taking into account such facts and circumstances deemed to be material by the Administrator to the value of the Common Stock in the hands of the Grantee; provided that, for purposes of granting awards other than Incentive Stock Options, Fair Market Value of a share of Common Stock may be determined by the Administrator by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Common Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value and provided further that, for purposes of granting Incentive Stock Options, Fair Market Value of a share of Common Stock shall be determined in accordance with the valuation principles described in the regulations promulgated under Code Section 422.

(x) “Grantee” means an individual who has been granted an Award.

(y) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(z) “Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(aa) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(bb) “Option” means a stock option granted under the Plan.

(cc) “Other Stock Based Award” means an award that is valued in whole or in part by reference to, or is otherwise based on, Common Stock.

(dd) “Parent” means a corporation, whether now or hereafter existing, in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company holds at least 50 percent of the voting shares of one of the other corporations in such chain.

(ee) “Performance Based Compensation” means compensation which meets the requirements of Section 162(m)(4)(C) of the Code.

(ff) “Performance Based Restricted Stock” means an Award of Restricted Stock which meets the requirements of Section 162(m)(4)(C) of the Code, as described in Section 8(b) of the Plan.

(gg) “Performance Period” means the time period during which the performance goals established by the Administrator with respect to a Performance Unit or Performance Share, pursuant to Section 9 of the Plan, must be met.

(hh) “Performance Share” has the meaning set forth in Section 9 of the Plan.

(ii) “Performance Unit” has the meaning set forth in Section 9 of the Plan.

(jj) “Plan” means this PositiveID Corporation 2009 Stock Incentive Plan, as amended and restated.

(kk) “Restricted Stock Award” means Shares that are awarded to a Grantee pursuant to Section 8 of the Plan.

(ll) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(mm) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(nn) “Stock Appreciation Right” or “SAR” means the right to receive an amount equal to the appreciation, if any, in the Fair Market Value of a Share from the date of the grant of the right to the date of its payment, as set forth in Section 7 of the Plan.

(oo) “Subsidiary” means a corporation, domestic or foreign, of which not less than 50 percent of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3. Stock Subject to the Plan.  Subject to the provisions of Section 13 of the Plan and except as otherwise provided in this Section 3, the maximum aggregate number of Shares that may be subject to Awards under the Plan since the Plan became effective is 8,000,000 Shares, of which 8,000,000 can be issued as Incentive Stock Options. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Award expires or becomes unexercisable without having been exercised in full the remaining Shares that were subject to the Award shall become available for future Awards under the Plan (unless the Plan has terminated). With respect to Options and Stock Appreciation Rights, if the payment upon exercise of an Option or SAR is in the form of Shares, the Shares subject to the Option or SAR shall be counted against the available Shares as one Share for every Share subject to the Option or SAR, regardless of the number of Shares used to settle the SAR upon exercise.

4. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies.  The Plan may be administered by different bodies with respect to different groups of Employees and Consultants, provided however, that the administrative authority set forth in items (vii), (viii), (ix), (xii), (xiii), (xiv), (xv), and (xvi) of Section 4(b) below shall be exercised only by the Compensation Committee. Except as provided below, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board and constituted to satisfy Applicable Law.

(ii) Rule 16b-3.  To the extent the Board or the Compensation Committee considers it desirable for transactions relating to Awards to be eligible to qualify for an exemption under Rule 16b-3, the transactions contemplated under the Plan shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii) Section 162(m) of the Code.  To the extent the Board or the Compensation Committee considers it desirable for compensation delivered pursuant to Awards to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under Section 162(m) of the Code, the transactions contemplated under the Plan shall be structured to satisfy the requirements for exemption under Section 162(m) of the Code.

(iv) Authorization of Officers to Grant Options.  In accordance with Applicable Law, the Board may, by a resolution adopted by the Board, authorize one or more Officers to designate Officers and Employees (excluding the Officer so authorized) to be Grantees of Options and determine the number of Options to be granted to such Officers and Employees; provided, however, that the resolution adopted by the Board so authorizing such Officer or Officers shall specify the total number and the terms (including the exercise price, which may include a formula by which such price may be determined) of Options such Officer or Officers may so grant.

(b) Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee or an Officer, subject to the specific duties delegated by the Board to such Committee or Officer, the Administrator shall have the authority, in its sole and absolute discretion:

(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(w) of the Plan;

(ii) to select the Grantees to whom Awards will be granted under the Plan;

(iii) to determine whether, when, to what extent and in what types and amounts Awards are granted under the Plan;

(iv) to determine the number of shares of Common Stock to be covered by each Award granted under the Plan;

(v) to determine the forms of Award Agreements, which need not be the same for each grant or for each Grantee, and which may be delivered electronically, for use under the Plan;

(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted under the Plan. Such terms and conditions, which need not be the same for each grant or for each Grantee, include, but are not limited to, the exercise price, the time or times when Options and SARs may be exercised (which may be based on performance criteria), the extent to which vesting is suspended during a leave of absence, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine;

(vii) to construe and interpret the terms of the Plan and Awards;

(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including, without limiting the generality of the foregoing, rules and regulations relating to the operation and administration of the Plan to accommodate the specific requirements of local and foreign laws and procedures;

(ix) to modify or amend each Award (subject to Section 15 of the Plan). However, the Administrator may not modify or amend any outstanding Option or SAR to reduce the exercise price of such Option or SAR, as applicable, below the exercise price as of the Date of Grant of such Option or SAR. In addition, no Option or SAR may be granted in exchange for, or in connection with, the cancellation or surrender of an Option or SAR or other Award having a lower exercise price;

(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi) to determine the terms and restrictions applicable to Awards;

(xii) to make such adjustments or modifications to Awards granted to Grantees who are Employees of foreign Subsidiaries as are advisable to fulfill the purposes of the Plan or to comply with Applicable Law;

(xiii) to delegate its duties and responsibilities under the Plan with respect to sub-plans applicable to foreign Subsidiaries, except its duties and responsibilities with respect to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act;

(xiv) to provide any notice or other communication required or permitted by the Plan in either written or electronic form;

(xv) to correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any Award Agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective; and

(xvi) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision.  The Administrator’s decisions, determinations and interpretations shall be final and binding on all Grantees and any other holders of Awards.

5. Eligibility and General Conditions of Awards.

(a) Eligibility.  Awards other than Incentive Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Award may be granted additional Awards.

(b) Maximum Term.  Subject to the following provision, the term during which an Award may be outstanding shall not extend more than ten years after the Date of Grant, and shall be subject to earlier termination as specified elsewhere in the Plan or Award Agreement.

(c) Award Agreement.  To the extent not set forth in the Plan, the terms and conditions of each Award, which need not be the same for each grant or for each Grantee, shall be set forth in an Award Agreement. The Administrator, in its sole and absolute discretion, may require as a condition to any Award Agreement’s effectiveness that the Award Agreement be executed by the Grantee, including by electronic signature or other electronic indication of acceptance, and that the Grantee agree to such further terms and conditions as specified in the Award Agreement. Except as otherwise provided in an Agreement, all capitalized terms used in the Agreement shall have the same meaning as in the Plan and the Agreement shall be subject to all of the terms of the Plan.

(d) Termination of Employment or Consulting Relationship.  In the event that a Grantee’s Continuous Status as an Employee or Consultant terminates (other than upon the Grantee’s Retirement (defined below), death, Disability, or Termination by Employer Not for Cause (defined below)), then, unless otherwise provided by the Award Agreement, and subject to Section 13 of the Plan:

(i) the Grantee may exercise his or her unexercised Option or SAR, but only within such period of time as is determined by the Administrator, and only to the extent that the Grantee was entitled to exercise it at the Date of Termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Award Agreement). In the case of an Incentive Stock Option, the Administrator shall determine such period of time (in no event to exceed three months from the Date of Termination) when the Option is granted. If, at the Date of Termination, the Grantee is not entitled to exercise his or her entire Option or SAR, the Shares covered by the unexercisable portion of the Option or SAR shall revert to the Plan. If, after the Date of Termination, the Grantee does not exercise his or her Option or SAR within the time specified by the Administrator, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan;

(ii) the Grantee’s Restricted Stock Awards, to the extent forfeitable immediately before the Date of Termination, shall thereupon automatically be forfeited;

(iii) the Grantee’s Restricted Stock Awards that were not forfeitable immediately before the Date of Termination shall promptly be settled by delivery to the Grantee of a number of unrestricted Shares equal to the aggregate number of the Grantee’s vested Restricted Stock Awards; and

(iv) any Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the Date of Termination shall terminate immediately upon the Date of Termination.

(e) Disability of Grantee.  In the event that a Grantee’s Continuous Status as an Employee or Consultant terminates as a result of the Grantee’s Disability, then, unless otherwise provided by the Award Agreement, such termination shall have no effect on the Grantee’s outstanding Awards. The Grantee’s Awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an Incentive Stock Option, any option not exercised within 12 months of the date of termination of the Grantee’s Continuous Status as an Employee or Consultant due to Disability will be treated as a Nonqualified Stock Option.

(f) Death of Grantee.  In the event of the death of a Grantee, then, unless otherwise provided by the Award Agreement, such termination shall have no effect on Grantee’s outstanding Awards. The Grantee’s Awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an Incentive Stock Option, any option not exercised within 12 months of the date of termination of Grantee’s Continuous Status as an Employee or Consultant due to death will be treated as a Nonqualified Stock Option.

(g) Retirement of Grantee.  Except as otherwise provided in Section 5(g)(i) below, in the event that a Grantee’s Continuous Status as an Employee or Consultant terminates after the Grantee’s attainment of age 65 (hereinafter, “Retirement”), then, unless otherwise provided by the Award Agreement, such termination shall have no effect on Grantee’s outstanding Awards. The Grantee’s Awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an Incentive Stock Option, any option not exercised within 3 months of the termination of Grantee’s Continuous Status as an Employee or Consultant due to Retirement will be treated as a Nonqualified Stock Option.

(h) Termination by Employer Not for Cause.  In the event that a Grantee’s Continuous Status as an Employee or Consultant is terminated by the Employer without Cause (hereinafter, “Termination by Employer Not for Cause”), then, unless otherwise provided by the Award Agreement, such termination shall have no effect on Grantee’s outstanding Awards. Grantee’s Awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an Incentive Stock Option, any option not exercised within 3 months of the date of will be treated as a Nonqualified Stock Option. In the case of a Grantee who is a Director, the Grantee’s service as a Director shall be deemed to have been terminated without Cause if the Participant ceases to serve in such a position solely due to the failure to be reelected or reappointed, as the case may be, and such failure is not a result of an act or omission which would constitute Cause.

(i) Termination for Cause.  Notwithstanding anything herein to the contrary, if a Grantee is an Employee of the Company and is “Terminated for Cause”, as defined herein below, or violates any of the terms of their employment after they have become vested in any of their rights herein, the Grantee’s full interest in such rights shall terminate on the date of such termination of employment and all rights thereunder shall cease. Whether a Participant’s employment is Terminated for Cause shall be determined by the Board. Cause shall mean gross negligence, willful misconduct, flagrant or repeated violations of the Company’s policies, rules or ethics, a material breach by the Grantee of any employment agreement between the Grantee and the Company, intoxication, substance abuse, sexual or other unlawful harassment, disclosure of confidential or proprietary information, engaging in a business competitive with the Company, or dishonest, illegal or immoral conduct.

(j) Nontransferability of Awards.

(i) Except as provided in Section 5(j)(iii) below, each Award, and each right under any Award, shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under Applicable Law, by the Grantee’s guardian or legal representative.

(ii) Except as provided in Section 5(j)(iii) below, no Award (prior to the time, if applicable, Shares are issued in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Stock Awards, to the Company) and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(iii) To the extent and in the manner permitted by Applicable Law, and to the extent and in the manner permitted by the Administrator, and subject to such terms and conditions as may be prescribed by the Administrator, a Grantee may transfer an Award to:

(A) a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Grantee (including adoptive relationships);

(B) any person sharing the employee’s household (other than a tenant or employee);

(C) a trust in which persons described in (A) and (B) have more than 50 percent of the beneficial interest;

(D) a foundation in which persons described in (A) or (B) or the Grantee control the management of assets; or

(E) any other entity in which the persons described in (A) or (B) or the Grantee own more than 50 percent of the voting interests;

provided such transfer is not for value. The following shall not be considered transfers for value: a transfer under a domestic relations order in settlement of marital property rights, and a transfer to an entity in which more than 50 percent of the voting interests are owned by persons described in (A) above or the Grantee, in exchange for an interest in such entity.

6. Stock Options.

(a) Limitations.

(i) Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. Any Option designated as an Incentive Stock Option:

(A) shall not have an aggregate Fair Market Value (determined for each Incentive Stock Option at the Date of Grant) of Shares with respect to which Incentive Stock Options are exercisable for the first time by the Grantee during any calendar year (under the Plan and any other employee stock option plan of the Company or any Parent or Subsidiary (“Other Plans”)), determined in accordance with the provisions of Section 422 of the Code, that exceeds $100,000 (the “$100,000 Limit”);

(B) shall, if the aggregate Fair Market Value of Shares (determined on the Date of Grant) with respect to the portion of such grant that is exercisable for the first time during any calendar year (“Current Grant”) and all Incentive Stock Options previously granted under the Plan and any Other Plans that are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be exercisable as follows:

(1) The portion of the Current Grant that would, when added to any Prior Grants, be exercisable with respect to Shares that would have an aggregate Fair Market Value (determined as of the respective Date of Grant for such Options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

(2) If, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the preceding provisions of this Section 6(a)(i)(B) during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an Incentive Stock Option, but shall be exercisable as a separate Option at such date or dates as are provided in the Current Grant.

(ii) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 1,500,000 Shares. The limitation described in this Section 6(a)(ii) shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13 of the Plan. If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13 of the Plan), the canceled Option will be counted against the limitation described in this Section 6(a)(ii).

(b) Term of Option.  The term of each Option shall be stated in the Award Agreement; provided, however, that the term shall be 10 years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.

(i) Exercise Price.  The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator and, except as otherwise provided in this Section 6(c)(i), shall be no less than 100 percent of the Fair Market Value per Share on the Date of Grant.

(A) In the case of an Incentive Stock Option granted to an Employee who on the Date of Grant owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110 percent of the Fair Market Value per Share on the Date of Grant.

(B) Any Option that is (1) granted to a Grantee in connection with the acquisition (“Acquisition”), however effected, by the Company of another corporation or entity (“Acquired Entity”) or the assets thereof, (2) associated with an option to purchase shares of stock or other equity interest of the Acquired Entity or an affiliate thereof (“Acquired Entity Option”) held by such Grantee immediately prior to such Acquisition, and (3) intended to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Option, may be granted with such exercise price as the Administrator determines to be necessary to achieve such preservation of economic value.

(d) Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised. An Option shall be exercisable only to the extent that it is vested according to the terms of the Award Agreement.

(e) Form of Consideration.  The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. The acceptable form of consideration may consist of any combination of the following: cash; pursuant to procedures approved by the Administrator, through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay the exercise price, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by the Grantee by reason of such exercise (a “cashless exercise”) or; subject to the approval of the Administrator:

(i) by the surrender of all or part of an Award (including the Award being exercised);

(ii) by the tender to the Company of Shares owned by the Grantee and registered in his name having a Fair Market Value equal to the amount due to the Company;

(iii) in other property, rights and credits deemed acceptable by the Administrator, including the Participant’s promissory note; or

(iv) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Law and deemed acceptable by the Administrator.

(f) Exercise of Option.

(i) Procedure for Exercise; Rights as a Stockholder.

(A) Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement.

(B) An Option may not be exercised for a fraction of a Share.

(C) An Option shall be deemed exercised when the Company receives:

(1) written or electronic notice of exercise (in accordance with the Award Agreement and any action taken by the Administrator pursuant to Section 4(b) of the Plan or otherwise) from the person entitled to exercise the Option, and

(2) full payment for the Shares with respect to which the Option is exercised.

(D) Shares issued upon exercise of an Option shall be issued in the name of the Grantee or, if requested by the Grantee, in the name of the Grantee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.

(E) Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

7. Stock Appreciation Rights.

(a) Grant of SARs.  Subject to the terms and conditions of the Plan, the Administrator may grant SARs in tandem with an Option or alone and unrelated to an Option. Tandem SARs shall expire no later than the expiration of the underlying Option. In no event shall the term of a SAR exceed ten years from the Date of Grant.

(b) Exercise of SARs.  SARs shall be exercised by the delivery of a written or electronic notice of exercise (in accordance with the Award Agreement and any action taken by the Administrator pursuant to Section 4(b) of the Plan or otherwise), setting forth the number of Shares over which the SAR is to be exercised. Tandem SARs may be exercised:

(i) with respect to all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option;

(ii) only with respect to the Shares for which its related Option is then exercisable; and

(iii) only when the Fair Market Value of the Shares subject to the Option exceeds the exercise price of the Option.

The value of the payment with respect to the tandem SAR may be no more than 100 percent of the difference between the exercise price of the underlying Option and the Fair Market Value of the Shares subject to the underlying Option at the time the tandem SAR is exercised.

(c) Payment of SAR Benefit.  Upon exercise of a SAR, the Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) the excess of the Fair Market Value of a Share on the date of exercise over the SAR exercise price; by

(ii) the number of Shares with respect to which the SAR is exercised;

provided, that the Administrator may provide in the Award Agreement that the benefit payable on exercise of a SAR shall not exceed such percentage of the Fair Market Value of a Share on the Date of Grant, or any other limitation, as the Administrator shall specify. The payment upon exercise of a SAR shall be in Shares that have an aggregate Fair Market Value (as of the date of exercise of the SAR) equal to the amount of the payment.

(d) No Employee shall be granted, in any fiscal year, SARs with respect to more than 1,000,000 Shares. The limitation described in this Section 7(d) shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13 of the Plan. If a SAR is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13 of the Plan), the canceled SAR will be counted against the limitation described in this Section 7(d).

8. Restricted Stock Awards.  Subject to the terms of the Plan, the Administrator may grant Restricted Stock Awards to any Eligible Recipient, in such amount and upon such terms and conditions as shall be determined by the Administrator.

(a) Administrator Action.  The Administrator acting in its sole and absolute discretion shall have the right to grant Restricted Stock to Eligible Recipients under the Plan from time to time. Each Restricted Stock Award shall be evidenced by a Restricted Stock Agreement, and each Restricted Stock Agreement shall set forth the conditions, if any, which will need to be timely satisfied before the grant will be effective and the conditions, if any, under which the Grantee’s interest in the related Stock will be forfeited. The Administrator may make grants of Performance-Based Restricted Stock and grants of Restricted Stock that are not Performance-Based Restricted Stock; provided, however, that only the Compensation Committee may serve as the Administrator with respect to grants of Performance-Based Restricted Stock.

(b) Performance-Based Restricted Stock.

(i) Effective Date.  A grant of Performance-Based Restricted Stock shall be effective as of the date the Compensation Committee certifies that the applicable conditions described in Section 8(b)(iii) of the Plan have been timely satisfied.

(ii) Share Limitation.  No more than 1,500,000 shares of Performance-Based Restricted Stock may be granted to an Eligible Recipient in any calendar year.

(iii) Grant Conditions.  The Compensation Committee, acting in its sole and absolute discretion, may select from time to time Eligible Recipients to receive grants of Performance-Based Restricted Stock in such amounts as the Compensation Committee may, in its sole and absolute discretion, determine, subject to any limitations provided in the Plan. The Compensation Committee shall make each grant subject to the attainment of certain performance targets. The Compensation Committee shall determine the performance targets which will be applied with respect to each grant of Performance-Based Restricted Stock at the time of grant, but in no event later than 90 days after the commencement of the period of service to which the performance targets relate. The performance criteria applicable to Performance-Based Restricted Stock grants will be one or more of the following criteria: (1) stock price; (2) average annual growth in earnings per share; (3) increase in stockholder value; (4) earnings per share; (5) net income; (6) return on assets; (7) return on stockholders’ equity; (8) increase in cash flow; (9) operating profit or operating margins; (10) revenue growth of the Company; and (11) operating expenses. Each performance target applicable to a Cash Award intended to be Performance Based Compensation and the deadline for satisfying each such target shall be stated in the Agreement between the Company and the Employee. The Compensation Committee must certify in writing that each such target has been satisfied before the Performance Based Compensation award is paid.

The related Restricted Stock Agreement shall set forth the applicable performance criteria and the deadline for satisfying the performance criteria.

(iv) Forfeiture Conditions.  The Compensation Committee may make each Performance-Based Restricted Stock grant (if, when and to the extent that the grant becomes effective) subject to one, or more than one, objective employment, performance or other forfeiture condition which the Compensation Committee acting in its sole and absolute discretion deems appropriate under the circumstances for Eligible Recipients generally or for a Grantee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such forfeiture condition. A Grantee’s nonforfeitable interest in the Shares related to a Performance-Based Restricted Stock grant shall depend on the extent to which each such condition is timely satisfied. A Stock certificate shall be issued (subject to the conditions, if any, described in this Section 8(b)) to, or for the benefit of, the Grantee with respect to the number of shares for which a grant has become effective as soon as practicable after the date the grant becomes effective.

(c) Restricted Stock Other Than Performance-Based Restricted Stock.

(i) Effective Date.  A Restricted Stock grant which is not a grant of Performance-Based Restricted Stock shall be effective (a) as of the date set by the Administrator when the grant is made or, if the grant is made subject to one, or more than one, condition, (b) as of the date the Administrator determines that such conditions have been timely satisfied.

(ii) Grant Conditions.  The Administrator acting in its sole and absolute discretion may make the grant of Restricted Stock which is not Performance-Based Restricted Stock to a Grantee subject to the satisfaction of one, or more than one, objective employment, performance or other grant condition which the Administrator deems appropriate under the circumstances for Eligible Recipients generally or for a Grantee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such grant condition.

(iii) Forfeiture Conditions.  The Administrator may make each grant of Restricted Stock which is not a grant of Performance-Based Restricted Stock (if, when and to the extent that the grant becomes effective) subject to one, or more than one, objective employment, performance or other forfeiture condition which the Administrator acting in its sole and absolute discretion deems appropriate under the circumstances for Eligible Recipients generally or for a Grantee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such forfeiture condition. A Grantee’s nonforfeitable interest in the Shares related to a grant of Restricted Stock which is not a grant of Performance-Based Restricted Stock shall depend on the extent to which each such condition is timely satisfied. A Stock certificate shall be issued (subject to the conditions, if any, described in this Section 8(c)) to, or for the benefit of, the Grantee with respect to the number of shares for which a grant has become effective as soon as practicable after the date the grant becomes effective.

(d) Dividends and Voting Rights.  Each Restricted Stock Agreement shall state whether the Grantee shall have a right to receive any cash dividends which are paid with respect to his or her Restricted Stock after the date his or her Restricted Stock grant has become effective and before the first day that the Grantee’s interest in such stock is forfeited completely or becomes completely nonforfeitable. If a Restricted Stock Agreement provides that a Grantee has no right to receive a cash dividend when paid, such agreement shall set forth the conditions, if any, under which the Grantee will be eligible to receive one, or more than one, payment in the future to compensate the Grantee for the fact that he or she had no right to receive any cash dividends on his or her Restricted Stock when such dividends were paid. If a Restricted Stock Agreement calls for any such payments to be made, the Company shall make such payments from the Company’s general assets, and the Grantee shall be no more than a general and unsecured creditor of the Company with respect to such payments. If a stock dividend is declared on such a Share after the grant is effective but before the Grantee’s interest in such Stock has been forfeited or has become nonforfeitable, such stock dividend shall be treated as part of the grant of the related Restricted Stock, and a Grantee’s interest in such stock dividend shall be forfeited or shall become nonforfeitable at the same time as the Share with respect to which the stock dividend was paid is forfeited or becomes nonforfeitable. If a dividend is paid other than in cash or stock, the disposition of such dividend shall be made in accordance with such rules as the Administrator shall adopt with respect to each such dividend. A Grantee shall have the right to vote the Shares related to his or her Restricted Stock grant after the grant is effective with respect to such Shares but before his or her interest in such Shares has been forfeited or has become nonforfeitable.

(e) Satisfaction of Forfeiture Conditions.  A Share shall cease to be Restricted Stock at such time as a Grantee’s interest in such Share becomes nonforfeitable under the Plan, and the certificate representing such share shall be reissued as soon as practicable thereafter without any further restrictions related to Section 8(b) or Section 8(c) and shall be transferred to the Grantee.

9. Performance Units and Performance Shares.

(a) Grant of Performance Units and Performance Shares.  Subject to the terms of the Plan, the Administrator may grant Performance Units or Performance Shares to any Eligible Recipient in such amounts and upon such terms as the Administrator shall determine.

(b) Value/Performance Goals.  Each Performance Unit shall have an initial value that is established by the Administrator on the Date of Grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Date of Grant. The Administrator shall set performance goals that, depending upon the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee.

(c) Payment of Performance Units and Performance Shares.

(i) Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payment based on the number and value of Performance Units or Performance Shares earned by the Grantee over the Performance Period, to the extent the corresponding performance goals have been achieved.

(ii) If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Administrator determines appropriate, the Administrator may adjust, change or eliminate the performance goals or the applicable Performance Period as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Performance Period.

(d) Form and Timing of Payment of Performance Units and Performance Shares.  Payment of earned Performance Units or Performance Shares shall be made in a lump sum following the close of the applicable Performance Period. The Administrator may pay earned Performance Units or Performance Shares in cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Administrator. The form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

10. Cash Awards.  The Administrator may grant Cash Awards at such times and in such amounts as it deems appropriate.

(a) Annual Limits.  Notwithstanding the foregoing, the amount of any Cash Award in any Fiscal Year to any Grantee shall not exceed the greater of $300,000 or 100% of his cash compensation (excluding any Cash Award under the Plan) for such Fiscal Year.

(b) Restrictions.  Cash Awards may be subject or not subject to conditions (such as an investment requirement), restricted or nonrestricted, vested or subject to forfeiture and may be payable currently or in the future or both. The Administrator may make grants of Cash Awards that are intended to be Performance Based Compensation and grants of Cash Awards that are not intended to be Performance Based Compensation; provided, however, that only the Compensation Committee may serve as the Administrator with respect to grants of Cash Awards that are intended to be Performance-Based Compensation.

The Compensation Committee shall determine the performance targets which will be applied with respect to each grant of Cash Awards that are intended to be Performance Based Compensation at the time of grant, but in no event later than 90 days after the beginning of the period of service to which the performance targets relate. The performance criteria applicable to Performance Based Compensation awards will be one or more of the following: (1) stock price; (2) average annual growth in earnings per share; (3) increase in stockholder value; (4) earnings per share; (5) net income; (6) return on assets; (7) return on stockholders’ equity; (8) increase in cash flow; (9) operating profit or operating margins; (10) revenue growth of the Company; and (11) operating expenses. Each performance target applicable to a Cash Award intended to be Performance Based Compensation and the deadline for satisfying each such target shall be stated in the Agreement between the Company and the Employee. The Compensation Committee must certify in writing that each such target has been satisfied before the Performance Based Compensation award is paid.

11. Other Stock Based Awards.  The Administrator shall have the right to grant Other Stock Based Awards which may include, without limitation, the grant of Shares based on certain conditions, the payment of cash based on the performance of the Common Stock, and the grant of securities convertible into Shares.

12. Tax Withholding.  The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state, local or foreign government. Whenever the Company proposes or is required to issue or transfer Shares under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state, local and foreign withholding tax requirements prior to the delivery of any certificate or certificates for such shares. A Grantee may pay the withholding tax in cash, or, if the applicable Award Agreement provides, a Grantee may elect to have the number of Shares he is to receive reduced by the smallest number of whole Shares that, when multiplied by the Fair Market Value of the Shares determined as of the Tax Date (defined below), is sufficient to satisfy federal, state, local and foreign, if any, withholding taxes arising from exercise or payment of a grant under the Plan (a “Withholding Election”). A Grantee may make a Withholding Election only if the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Administrator. The Administrator may in its sole and absolute discretion disapprove and give no effect to the Withholding Election.

13. Adjustments Upon Changes in Capitalization or Change in Control.

(a) Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of Covered Shares, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Covered Stock, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Covered Stock.

(b) Change in Control.  In the event of a Change in Control, then the following provisions shall apply:

(i) all outstanding Options shall become fully exercisable, except to the extent that the right to exercise the Option is subject to restrictions established in connection with a SAR that is issued in tandem with the Option;

(ii) all outstanding SARs shall become immediately payable, except to the extent that the right to exercise the SAR is subject to restrictions established in connection with an Option that is issued in tandem with the SAR;

(iii) all Shares of Restricted Stock shall become fully vested;

(iv) all Performance Shares and Performance Units shall be deemed to be fully earned and shall be paid out in such manner as determined by the Compensation Committee; and

(v) all Cash Awards, Other Stock Based Awards and other Awards shall become fully vested and/or earned and paid out in such manner as determined by the Compensation Committee.

In addition to the provisions of Section 13(b) above and to the extent not inconsistent therewith the Compensation Committee, in its sole discretion, may: (1) provide for the purchase of any Award for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such Award had such Award been currently exercisable or payable; (2) make such adjustment to the Awards then outstanding as the Compensation Committee deems appropriate to reflect such transaction or change; and/or (3) cause the Awards then outstanding to be assumed, or new Awards substituted therefore, by the surviving corporation in such change.

14. Term of Plan.  The Plan shall become effective upon its approval by the stockholders of the Company. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law. The Plan shall continue in effect until the tenth anniversary of adoption of the Plan by the Board, unless terminated earlier under Section 15 of the Plan.

15. Amendment and Termination of the Plan.

(a) Amendment and Termination.  The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Stockholder Approval.  The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 or Section 162(m) of the Code (or any successor rule or statute) or other Applicable Law. Such stockholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Law.

(c) Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Grantee, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.

16. Conditions Upon Issuance of Shares.

(a) Legal Compliance.  Shares shall not be issued pursuant to an Award unless the exercise, if applicable, of such Award and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and any insider trading policy adopted by the Company, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations.  As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

17. Liability of Company.

(a) Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

(b) Grants Exceeding Allotted Shares.  If the Covered Stock covered by an Award exceeds, as of the date of grant, the number of Shares that may be issued under the Plan without additional stockholder approval, such Award shall be void with respect to such excess Covered Stock, unless stockholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15 of the Plan.

18. Reservation of Shares.  The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19. Rights of Employees.  Neither the Plan nor any Award shall confer upon a Grantee any right with respect to continuing the Grantee’s employment relationship with the Company, nor shall they interfere in any way with the Grantee’s right or the Company’s right to terminate such employment relationship at any time, with or without cause.

20. Sub-plans for Foreign Subsidiaries.  The Board may adopt sub-plans applicable to particular foreign Subsidiaries. All Awards granted under such sub-plans shall be treated as grants under the Plan. The rules of such sub-plans may take precedence over other provisions of the Plan, with the exception of Section 3, but unless otherwise superseded by the terms of such sub-plan, the provisions of the Plan shall govern the operation of such sub-plan.

21. Construction.  The Plan shall be construed under the laws of the State of Delaware, to the extent not preempted by federal law, without reference to the principles of conflict of laws.

22. Certain Limitations on Awards to Ensure Compliance with Code Section 409A.  For purposes of this Plan, references to an award term or event (including any authority or right of the Company or a Grantee) being “permitted” under Code Section 409A mean, for a 409A Award (meaning an Award that constitutes a deferral of compensation under Code Section 409A and regulations thereunder), that the term or event will not cause the Grantee to be liable for payment of interest or a tax penalty under Code Section 409A and, for a Non-409A Award (meaning all Awards other than 409A Awards), that the term or event will not cause the Award to be treated as subject to Code Section 409A. Other provisions of the Plan notwithstanding, the terms of any 409A Award and any Non-409A Award, including any authority of the Company and rights of the Grantee with respect to the Award, shall be limited to those terms permitted under Code Section 409A, and any terms not permitted under Code Section 409A shall be automatically modified and limited to the extent necessary to conform with Code Section 409A. For this purpose, other provisions of the Plan notwithstanding, the Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Code Section 409A, and any distribution subject to Code Section 409A(a)(2)(A)(i) (separation from service) to a “key employee” as defined under Code Section 409A(a)(2)(B)(i), shall not occur earlier than the earliest time permitted under Code Section 409A(a)(2)(B)(i).

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

POSITIVEID CORPORATION 1690 S. CONGRESS AVENUE, SUITE 200 DELRAY BEACH, FL 33445

Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends a vote FOR the following:				For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
				All	All	Except

1.	Election of Directors			0	0	0
	Nominees

01	Scott R. Silverman	02	William J. Caragol	03	Jeffrey S. Cobb	04	Barry M. Edelstein	05	Steven R. Foland
06	Michael E. Krawitz

The Board of Directors recommends a vote FOR proposals B and C.
									For	Against	Abstain
2.	Ratification of Eisner LLP as our independent registered public accounting firm for the year ended December 31, 2010								0	0	0

3.	Approval of an amendment to and restatement of the PositiveID Corporation 2009 Stock Incentive Plan to increase the number of authorized shares of common stock issuable under the plan from 5,000,000 to 8,000,000 shares								0	0	0

NOTE: In their discretion the individuals designated to vote this proxy are authorized to vote upon such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]				Date		Signature (Joint Owners)				Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is are available at www.proxyvote.com.

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POSITIVEID CORPORATION Annual Meeting of Stockholders December 3, 2010 9:00 AM This proxy is solicited by the Board of Directors

The undersigned hereby appoints Scott R. Silverman and William J. Caragol, and each of them, with full power of substitution, proxies of the undersigned, to attend and vote all the  shares of common stock, $0.01 par value, of PositiveID Corporation, a Delaware corporation, or PositiveID, which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at our principal executive offices located at 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445, at 9:00 a.m., Eastern Standard Time, on Friday, December 3, 2010, or any adjournment or postponement thereof, according to the number of votes the undersigned would be entitled to cast if personally present upon the matters referred to on this proxy and, in their discretion, upon any other business as may come before the meeting.

You can vote your proxy by either (i) internet; (ii) telephone; or (iii) mail. Internet and telephone voting is available through 11:59 p.m. (ET) on December 2, 2010. To vote by telephone, use any touch-tone telephone and dial 1-800-690-6903. Please have your proxy card and the last four digits of your social security number available when you call. Follow the instructions the recorded voice provides. In order to vote by internet, access the following website www.proxyvote.com. Please have your proxy card and last four digits of your social security number available. Follow the instructions provided to create an electronic ballot.

If you have voted by internet or telephone, there is no need to mail back your proxy card.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be Held on December 3, 2010

The proxy statement, proxy card and annual report to stockholders are available at: www.positiveidcorp.com

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

Continued and to be signed on reverse side